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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05550

The Alger Portfolios
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

ITEM 1.  Reports to Stockholders.

A pooled funding vehicle for:
• variable annuity contracts
• variable life insurance policies
• qualified pension plans
• qualified retirement plans

The Alger Portfolios

SEMI-ANNUAL REPORT

June 30, 2011

(Unaudited)

Table of Contents

THE ALGER PORTFOLIOS

Letter to Our Shareholders	1

Portfolio Highlights	11

Portfolio Summary	18

Schedules of Investments	20

Statements of Assets and Liabilities	62

Statements of Operations	64

Statements of Changes in Net Assets	66

Financial Highlights	70

Notes to Financial Statements	81

Additional Information	99

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Dear Shareholders,	July 27, 2011

Navigating the Crosscurrents of Change

In the 1990’s, economic growth helped a broad swath of American businesses grow their earnings and share prices. For many companies, simply showing up at the table of U.S. commerce was all that was needed to succeed. In this new millennium, however, the environment of a rising tide that lifts all boats has been washed away, leaving in its trail a less forgiving eat-or-be-eaten business climate. Companies must innovate, adapt, or respond to quickly changing consumer or business tastes and needs or risk swift extinction. This is not a new phenomenon, but it is certainly a more acute risk. But with developed nations’ slow growth balanced against emerging markets’ rapid growth, and each battling economic and social issues that come with each “kind” of growth, investors and businesses today are caught in a crosscurrent of change. Just recently, for example, bookstore operator Borders Group, Inc. filed for bankruptcy protection, following in the footsteps of Blockbuster Inc. As older companies die, newer companies quickly fill the leadership void, some by reinventing old business and others by creating products that did not exist just 10 years ago. This is the creative destruction that Austrian-American economist and political scientist Joseph Alois Schumpeter wrote about 70 years ago.

For the professional investors at Fred Alger Management, Inc., it is an exciting time, one which creates meaningful rewards when, through our fundamental research process, we are able to uncover companies with excellent growth prospects and invest in money making ideas for our clients. Alger was founded in 1964 on an investment philosophy that is based on discovering companies undergoing Positive Dynamic Change, which we believe offer the best investment opportunities. It’s a philosophy that recognizes that change within economic relationships, industries, and companies brings great stress on all affected by them, and that by identifying the companies that are taking advantage of change, we can find superior investments for our clients.

Market Recap

Markets exhibited considerable volatility during the six-month reporting period, but the S&P 500 Index managed to finish the period with a 6.02% gain. During the six-month period, the nature of headlines that focused on the economy didn’t really change, nor did the potential causes of market volatility. After corporate earnings announcements concluded, investors found plenty of “macro” issues to justify selling off equities, with weaknesses continuing in the housing and job markets while the euro-zone’s sovereign debt crisis and our homegrown budget challenge gained increased attention in May and June. The issues, of course, are not new, though we are hopeful that some signs of resolution and real progress might appear sooner than most expect, and could be a major catalyst for the stock market.

In April, investors reacted with enthusiasm to strong first-quarter earnings results. First-quarter profits climbed more than 30% year over year, reaching $26.63 for the S&P 500, according to First Call. That’s a stunning gain on easy compares, but also a very strong absolute level of earnings. Forecasts for the first quarter from just a few months ago were closer to $23. Many of our holdings did exceptionally well fundamentally, which highlights the effect of strong investment research at a time when there are winners and losers as determined by the ability or failure of companies to develop products at prices that consumers find attractive. As an example of the disparity of results among businesses, Alger portfolio holding Apple, Inc. doubled its earnings on 80% revenue growth that resulted from strong sales of its iPhone and other Internet-connected devices, while Dell, Inc., which focuses on the personal computer market, struggled to post meaningful gains. Also among technology companies, VMware, Inc., the innovator of virtualization software for enterprise computing, grew revenues 50% and earnings 33%, while Symantec Corp.’s earnings growth, despite the tailwinds of a significant PC upgrade cycle, stalled on only 9% growth in revenues that, we think, are fading as that cycle matures. Success could also be found in the industrials sector, with earnings for construction equipment manufacturer Caterpillar Inc. growing 57% on strong international demand. Clearly, leading U.S. companies can do very well in today’s global markets, despite economic concerns at home and abroad.

The six-month period, however, had some disturbing headline developments. In April, Standard & Poor’s announced that there is a one-in-three chance that it will downgrade its AAA rating of U.S. Treasury debt because of the nation’s ongoing deficit spending. Investors also grew fearful that the U.S. may default on debt payments and struggle to fund government operations if feuding factions in Congress fail to strike a deal by August 2 that would increase the nation’s $14.3 trillion debt ceiling. We think Congress has no choice but to raise the debt ceiling. The longer-term question is if legislators will pass meaningful budget reform and tax legislation to address the real structural issues in our economy.

As April drew to an end, the Commerce Department set the tone for the remainder of the six-month period with a first-quarter GDP growth estimate of 1.8% on an annualized basis, a decline from 3.1% for the fourth quarter. Unemployment climbed to 9.0% in April from 8.8%. It was the first monthly increase since November of 2010. Another increase in May brought the rate to 9.1%. The problem remains the same: high rates of unemployment among workers who haven’t completed college, or even worse, high school. We don’t underestimate the problem, either economically or politically, of this large group of unemployed individuals, but we note that unemployment amongst college educated workers, in our view, is not high — i.e. workers with skills that are appropriate for both today’s economy and the future are doing fine, if not well. Similarly, private employment continues to grow while government employment declines.

Continued weakness in the housing market during the second quarter also dampened investors’ enthusiasm. In May, the macro data of existing home sales declined as did the S&P/Case-Shiller Home Price Index. We think the weakness in real estate is somewhat to be expected as the housing cycle finally bottoms. Our independent research and surveys indicate that certain significant regional housing markets in the U.S. are showing signs of finally “clearing” excess inventory. On a nationwide level, sagging prices and low interest rates have drastically increased the affordability of homes. The bottoming of the housing market was probably delayed by the foreclosure processing and “robo-signing” issues that arose last year, as well as, in our view, by the futile efforts, public and private, to pretend that housing wasn’t an issue (i.e. the first-time homebuyers’ credit and banks’ unwillingness to sell foreclosed real estate, etc.). Access to credit is still a problem, with many banks reluctant to lend, and thus an unusually high proportion of sales requiring buyers to pay all or significantly in cash. We expect further price declines will be met with increased sales activity in many areas of the U.S. this year and will establish a cyclical bottom, with better news from housing in 2012.

Market Valuations and the Road Ahead

At Alger, we have an optimistic view of equity markets in the latter part of this year and into 2012. We think that corporate earnings will remain strong, continuing to support the attractive blend of high free-cash flow generation feeding increased dividend yields, stock buybacks, and corporate takeover activity. While earnings growth rates must temper given more difficult comparisons in the quarters ahead, we think that current U.S. equity valuations already reflect this and, more importantly, remain very attractive from the perspective of the absolute level of corporate profits for long-term investors. At the close of the second quarter, the price-to-earnings ratio of the S&P 500 was 13.88 based on estimated 12-month forward earnings of $95.70 per share, according to First Call. That is considerably lower than the 50-year S&P 500 average P/E ratio of 19.9 as calculated by Standard & Poor’s. We maintain our view that the S&P 500 may reach 1500 or higher as the year draws to an end. Even at that level, we expect the valuation of the S&P 500 may be meaningfully lower than the 50-year average as measured by P/E ratios.

Free cash flow is another important metric that we carefully examine to assess valuations and quality of earnings. As of the end of May, the S&P 500 free cash-flow yield was 5.8%, according to Empirical Research Partners. We maintain that by this metric as well, U.S. equities are attractive, especially when compared to the approximate 3.17% yield of a 10-year Treasury. With core inflation of 1.6% and “real” inflation for many consumers likely higher (and heading higher), we think it is highly unlikely that conservative bond investing will produce acceptable inflation-adjusted returns for most investors.

We remind our investors that our investment philosophy is based on bottom up stock selection. While we believe the S&P 500 has substantial room to move up overall, our investment strategy is not based on making such broad judgments, but rather on the careful analysis of stocks within sectors. As we evaluate the crosscurrents of change, we continue to believe that the technology sector is an excellent case study and example of success within an industry despite a weak overall U.S. economy. Within this sector, major trends of growth in both the corporate and personal adoption of Internet-based computing, commerce, and communications continue unabated. But these are crosscurrents, not rising trends that benefit all companies. Why? Because more than ever, major growth trends with communications and the Internet are coming at the expense of dated or soon-to-be out-of-date products and services. The shift to e-tablets — synonymous with Apple’s “iPad” — has clearly affected the laptop business of traditional market leaders. Digital media, furthermore, continue to expand and to force change in both advertising and media businesses. Earlier this year, for example, The New York Times Company launched its paid online subscription service in a new format at a time when print revenues remain in clear decline despite an overall recovery in advertising spending. Revenues at Google, Inc., meanwhile, are growing at a fast clip, benefitting from the recovery in advertising spending and also from the shift to more Internet-based advertising that has become far more sophisticated as well as increasingly targeted and effective. Investors are clearly focused on these trends.

That focus, as well as some of investors’ still abnormally large amounts of cash and short-term bonds, found an echo of enthusiasm in a hitherto very small tidal pool: private company shares. During the second quarter, interest in companies like Facebook and Groupon created a new phenomenon within investing. In particular, private shares of Facebook, which can be bought and sold in a new form of online brokering or exchange, gave the company an estimated market cap of $75 billion to $100 billion. Groupon, meanwhile, is believed to be valued at as much as $25 billion. Investors’ enthusiasm is also being displayed during initial public offerings, with LinkedIn Corporation’s second-quarter IPO valuing the company at $7.8 billion. LinkedIn’s stock price surged the day after the offering, creating a $10 billion market cap. HomeAway, Inc. also generated strong interest with an IPO that valued the company at $2 billion. After going public, its market cap quickly grew to $3 billion. The activity in IPOs and the valuations implied on private companies that have very high growth potential suggest that despite how the public markets may feel (i.e. uncertain), there is, in fact, a large amount of capital that investors are eager to deploy if the right opportunities present themselves. We think that investors will eventually find, in particular, that the stocks of leading U.S. growth companies offer attractive returns as well.

With that in mind, this is clearly an exciting time for us at Alger to serve our clients by focusing on our research-driven investment strategy that seeks out companies that are best suited to adapt to challenges and opportunities that are occurring every day, in every sector, and in every marketplace.

Portfolio Matters

Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio returned 7.22% for the six-month period ended June 30, 2011, compared to the Russell 3000 Growth Index return of 6.98%.

During the period, the largest sector weightings in the Alger Capital Appreciation Portfolio were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Financials and the largest sector underweight for the period was in Consumer Staples. Relative outperformance in the Consumer Discretionary and Information Technology sectors was the most important contributor to performance. Sectors that detracted from relative performance included Consumer Staples and Financials. Among the most important relative contributors were Focus Media Holding Ltd.; Aetna, Inc.; Bayerische Motoren Werke AG; SINA Corp.; and Molycorp, Inc. Top detractors from relative performance included International Business Machines Corp.; Peabody Energy Corp.; BM&F Bovespa SA; Abbott Laboratories; and Philip Morris International, Inc.

Alger Large Cap Growth Portfolio

The Alger Large Cap Growth Portfolio returned 5.52% for the six-month period ended June 30, 2011, compared to the 6.83% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings in the Alger Large Cap Growth Portfolio were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in Financials and the largest sector underweight for the period was in Industrials. Relative outperformance in the Information Technology and Health Care sectors was the most important contributor to performance. Sectors that detracted from relative performance included Consumer Discretionary and Energy. Among the most important relative contributors were Aetna, Inc.; Chevron Corp.; Baidu, Inc.; CSX Corp.; and Tyco International Ltd. Top detractors from relative performance were Exxon Mobil Corp.; Google, Inc.; International Business Machines Corp.; General Motors Co.; and Staples, Inc.

Alger Mid Cap Growth Portfolio

For the six-month period ended June 30, 2011, the Alger Mid Cap Growth Portfolio returned 8.09%, compared to the Russell Midcap Growth Index return of 9.59%.

During the period, the largest sector weightings in the Alger Mid Cap Growth Portfolio were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Information Technology and the largest sector underweight for the period was in Consumer Discretionary. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance. Sectors that detracted from relative performance included Consumer Discretionary and Consumer Staples. Among the most important contributors to relative performance were OpenTable, Inc.; Aetna, Inc.; Molycorp, Inc.; Cliffs Natural Resources, Inc.; and Informatica Corp. Top detractors from relative performance were Metabolix, Inc.; Greenhill & Co., Inc., Finisar Corp.; Spirit Aerosystems Holdings, Inc.; and Stillwater Mining Co.

Alger SMid Cap Growth Portfolio

The Alger SMid Cap Growth Portfolio returned 9.65% for the six-month period ended June 30, 2011, compared to the Russell 2500 Growth Index return of 10.25%.

During the period, the largest sector weightings in the Alger SMid Cap Growth Portfolio were in the Information Technology and Industrials sectors. The largest sector overweight for the period was in Industrials and the largest sector underweight for the period was in Consumer Discretionary. Relative outperformance in the Information Technology and Health Care sectors was the most important contributor to performance. Financials and Industrials sectors detracted from relative performance. Among the most important relative contributors were Amerigroup Corp.; Rockwood Holdings, Inc.; Tupperware Brands Corp.; Medicis Pharmaceutical Corp.; and Focus Media Holding Ltd. Top detractors from relative performance were Greenhill & Co., Inc.; United Rentals, Inc.; Fortress Investment Group LLC.; ICF International Inc.; and Spirit Aerosystems Holdings, Inc.

Alger Small Cap Growth Portfolio

For the six-month period ended June 30, 2011, the Alger Small Cap Growth Portfolio returned 8.95%, compared to the Russell 2000 Growth Index, which returned 8.59%.

During the period, the largest sector weightings in the Alger Small Cap Growth Portfolio were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was in the Consumer Discretionary sector and the largest sector underweight for the period was in Information Technology. Stock selection in the Health Care and Consumer Discretionary sectors had the most important contribution to relative performance. Sectors that detracted from relative performance included Financials and Industrials. Ulta Salon, Cosmetics & Fragrance, Inc.; Shutterfly, Inc.; BroadSoft, Inc.; Amerigroup Corp.; and Tupperware Brands Corp. were the most important contributors to relative performance. Top detractors from relative performance were Greenhill & Co., Inc.; OfficeMax, Inc.; VanceInfo Technologies, Inc.; Resources Connection, Inc.; and MedAssets, Inc.

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 6.21% for the six-month period ended June 30, 2011, compared to the S&P 500 Index return of 6.02%.

During the period, the largest sector weightings in the Alger Growth & Income Portfolio were in the Information Technology and Financials sectors. The largest sector overweight for the period was in Energy and the largest sector underweight was in Utilities. Relative outperformance in the Health Care and Information Technology sectors had the most important contribution to relative performance. Consumer Discretionary and Utilities sectors detracted from performance. Among the most important relative contributors were CSX Corp.; Focus Media Holding Ltd., Weyerhaeuser Co.; Micron Technology, Inc.; and Aetna, Inc. Top detractors from relative performance were World Wrestling Entertainment, Inc.; AT&T, Inc.; Mixi Inc.; General Motors Co.; and Staples, Inc.

Alger Balanced Portfolio

The Alger Balanced Portfolio returned 2.95% for the six-month period ended June 30, 2011, compared to the Russell 1000 Growth Index, which returned 6.83% and the Barclay’s Capital U.S. Government/Credit Bond Index, which returned 2.61%.

During the period, the largest sector weightings in the equity portion of the Alger Balanced Portfolio were in the Information Technology and Energy sectors. The largest sector overweight for the period was in Financials and the largest sector underweight for the period was in Information Technology. Stock selection in the Health Care and Materials sectors had the most important contribution to relative performance. The Financials sector detracted from performance. Pfizer, Inc.; Aetna, Inc.; UnitedHealth Group, Inc.; Chevron Corp.; and Focus Media Holding Ltd. were the most important contributors to relative performance. Top detractors from relative performance for the period were Exxon Mobil Corp.; International Business Machines Corp.; Bank of America Corp.; Finisar Corp.; and Goldman Sachs Group, Inc.

With regard to the fixed-income portion of the Alger Balanced Portfolio, as of June 30, 2011, 74% was in corporate securities and 26% was in U.S. Treasuries. Also, the number of securities held was reduced from 85 to 22. This structural change was partially in response to ongoing uncertainty in the world markets, particularly the euro-zone debt crisis, a U.S. economy that continues to produce inconsistent economic data, and a hostile political environment. The Alger Balanced Portfolio now holds only the highest quality securities and the average maturity has been reduced as the added risk of going out on the curve is not sufficiently rewarded with higher returns.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung

Chief Investment Officer

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Portfolios. This report is not authorized for distribution to prospective investors in the Portfolios unless proceeded or accompanied by an effective prospectus. Individual Portfolio returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Alger Portfolios’ management in this report are as of the date of the Shareholders Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Portfolio. Please refer to the Schedule of Investments for each Portfolio which is included in this report for a complete list of Portfolio holdings as of June 30, 2011. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Portfolios during the six-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Portfolios that invest in fixed-income securities, such as the Alger Balanced Portfolio, are subject to the fixed-income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. They are also subject to the risk of a decline in the value of the Portfolios’ securities in the event of an issue’s falling credit rating or actual default. The Portfolios that invest in mortgage and asset backed securities are subject to prepayment risk; thus the average life of the security may be less than maturity. Portfolios that can participate in leveraging, such as the Alger Capital Appreciation Portfolio and Alger SMid Cap Growth Portfolio, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, Portfolio net asset values can decrease more quickly than if a Portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a Portfolio’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Portfolios call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•        The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•        Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. Equity Market. The Russell 3000 Growth Index is an unmanaged index designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•        Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

•        Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as SMid cap. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

•        Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

•        The Barclays Capital U.S. Government/Credit Bond Index tracks the performance of government and corporate bonds.

•        Standard & Poor’s provides financial market research, debt credit ratings, and other services.

•        First Call Corporation is a division of Thomson Reuters that provides broker-sourced research, earnings estimates, and other financial information.

•        Empirical Research Partners is a broker-dealer that provides capital markets information and other research to institutional investors

•        The S&P/Case-Shiller Home Price Index tracks the prices of homes across the United States.

ALGER CAPITAL APPRECIATION PORTFOLIO

Portfolio Highlights Through June 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 3000 Growth Index and the Russell 1000 Growth Index (unmanaged indexes of common stocks) for the ten years ended June 30, 2011. Figures for the Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 3000 Growth Index and the Russell 1000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Portfolio Class S shares will be lower from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/25/1995
Class I-2 (Inception 1/25/95)	35.12%	9.40%	5.29%	12.94%
Class S (Inception 5/1/02)(i)	34.68%	9.09%	5.06%	12.69%
Russell 3000 Growth Index	35.68%	5.36%	2.43%	7.46%
Russell 1000 Growth Index	35.01%	5.33%	2.24%	7.63%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER LARGE CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2011. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Portfolio Class S shares will be lower from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/6/1989
Class I-2 (Inception 1/6/89)	30.31%	4.32%	1.75%	10.48%
Class S (Inception 5/1/02)(i)	29.79%	4.01%	1.53%	10.22%
Russell 1000 Growth Index	35.01%	5.33%	2.24%	9.15%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER MID CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2011. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Portfolio Class S shares will be lower from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/3/1993
Class I-2 (Inception 5/3/93)	38.64%	3.35%	3.99%	11.13%
Class S (Inception 5/1/02)(i)	38.17%	3.06%	3.78%	10.88%
Russell Midcap Growth Index	43.25%	6.28%	5.52%	9.36%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER SMID CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from January 2, 2008, the inception date of the Alger SMid Cap Growth Portfolio, through June 30, 2011. Figures for both the Alger SMid Cap Growth Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	Since 1/2/2008
Class I-2 (Inception 1/2/08)	40.46%	n/a	(0.48)%
Russell 2500 Growth Index	44.71%	n/a	5.25%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER SMALL CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2011. Figures for both the Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Portfolio Class S shares will be lower from the results shown above due to differences in expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/21/1988
Class I-2 (Inception 9/21/88)	38.63%	6.32%	6.67%	10.28%
Class S (Inception 5/1/02)(i)	38.23%	6.04%	6.37%	9.99%
Russell 2000 Growth Index	43.50%	5.79%	4.63%	7.48%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER GROWTH & INCOME PORTFOLIO

Portfolio Highlights Through June 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended June 30, 2011. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/15/1988
Class I-2 (Inception 11/15/88)	30.85%	3.54%	0.85%	8.20%
S&P 500 Index	30.69%	2.94%	2.72%	9.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER BALANCED PORTFOLIO

Portfolio Highlights Through June 30, 2011 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended June 30, 2011. Figures for each of the Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Gov’t/Credit Bond Index include reinvestment of dividends and interest.

PERFORMANCE COMPARISON AS OF 6/30/11

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/5/1989
Class I-2 (Inception 9/5/89)	17.07%	3.79%	3.29%	7.62%
Russell 1000 Growth Index	35.01%	5.33%	2.24%	8.07%
Barclays Capital U.S. Gov’t/Credit Bond Index	3.68%	6.35%	5.74%	7.01%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

Portfolio Summary†

June 30, 2011 (Unaudited)

SECTORS	Capital Appreciation	Large Cap Growth	Mid Cap Growth
Consumer Discretionary	14.8%	12.6%	15.4%
Consumer Staples	5.4	6.8	4.9
Energy	10.2	11.3	11.0
Financials	4.7	5.5	6.0
Health Care	11.5	8.6	10.7
Industrials	16.6	12.4	18.4
Information Technology	27.4	30.3	24.0
Materials	5.5	5.3	6.4
Telecommunication Services	0.6	1.0	0.0
Short-Term and Net Other Assets	3.3	6.2	3.2
	100.0%	100.0%	100.0%

SECTORS	SMid Cap Growth	Small Cap Growth	Growth & Income
Consumer Discretionary	14.6%	18.1%	9.9%
Consumer Staples	3.0	2.4	12.3
Energy	7.5	7.0	14.2
Financials	4.8	4.2	13.2
Health Care	13.3	18.2	8.4
Industrials	20.6	16.9	10.8
Information Technology	24.5	22.8	17.9
Materials	6.6	5.1	5.4
Telecommunication Services	1.6	0.0	4.6
Utilities	1.1	1.2	2.6
Short-Term and Net Other Assets	2.4	4.1	0.7
	100.0%	100.0%	100.0%

Portfolio Summary†

June 30, 2011 (Unaudited)

SECTORS/SECURITY TYPES	Balanced
Consumer Discretionary	7.5%
Consumer Staples	3.6
Energy	7.0
Financials	4.7
Health Care	5.4
Industrials	6.8
Information Technology	16.9
Materials	3.1
Telecommunication Services	0.4
Total Equity Securities	55.4%
Corporate Bonds	28.5%
U.S. Government & Agency Obligations (excluding Mortgage Backed)	11.1
Total Debt Securities	39.6%
Short-Term and Net Other Assets	5.0%
100.0%

† Based on net assets for each Portfolio.

THE ALGER PORTFOLIOS  |  ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2011

	SHARES	VALUE
COMMON STOCKS—96.3%
ADVERTISING—1.4%
Focus Media Holding Ltd.#*	140,700	$4,375,770

AEROSPACE & DEFENSE—1.1%
Goodrich Corp.	37,000	3,533,500

AIR FREIGHT & LOGISTICS—3.1%
FedEx Corp.	53,300	5,055,505
United Parcel Service, Inc., Cl. B	64,000	4,667,520
		9,723,025
AIRLINES—0.7%
United Continental Holdings, Inc.*	99,100	2,242,633

APPAREL RETAIL—0.9%
Abercrombie & Fitch Co., Cl. A	41,100	2,750,412

APPLICATION SOFTWARE—1.7%
Informatica Corp. *	24,400	1,425,692
Nice Systems Ltd. #*	42,800	1,556,208
Salesforce.com, Inc. *	15,800	2,353,884
		5,335,784
AUTO PARTS & EQUIPMENT—0.6%
Lear Corp.	34,800	1,861,104

AUTOMOBILE MANUFACTURERS—1.5%
Bayerische Motoren Werke AG#	151,200	4,997,160

BIOTECHNOLOGY—0.7%
Gilead Sciences, Inc. *	17,500	724,675
Human Genome Sciences, Inc. *	63,100	1,548,474
		2,273,149
BROADCASTING & CABLE TV—0.3%
CBS Corp., Cl. B	29,300	834,757

CABLE & SATELLITE—0.6%
Comcast Corporation, Cl. A	67,800	1,718,052

CASINOS & GAMING—1.0%
Las Vegas Sands Corp.*	73,400	3,098,214

COAL & CONSUMABLE FUELS—1.4%
Arch Coal, Inc.	92,900	2,476,714
Peabody Energy Corp.	29,700	1,749,627
		4,226,341
COMMODITY CHEMICALS—0.5%
Celanese Corp.	29,200	1,556,652

COMMUNICATIONS EQUIPMENT—2.9%
Ciena Corp. *	26,700	490,746
Cisco Systems, Inc.	98,800	1,542,268
Corning, Inc.	42,000	762,300
Qualcomm, Inc.	98,200	5,576,778
Riverbed Technology, Inc. *	12,700	502,793
		8,874,885

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—5.8%
Apple, Inc. *	47,900	$16,078,594
Hewlett-Packard Co.	46,500	1,692,600
		17,771,194
COMPUTER STORAGE & PERIPHERALS—1.9%
EMC Corp. *	127,800	3,520,890
Seagate Technology PLC	150,100	2,425,616
		5,946,506
CONSTRUCTION & ENGINEERING—0.4%
Chicago Bridge & Iron Co., NV#	33,300	1,295,370

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—3.5%
Caterpillar, Inc.	35,600	3,789,976
Cummins, Inc.	32,500	3,363,425
Deere & Co.	21,500	1,772,675
WABCO Holdings, Inc. *	26,938	1,860,338
		10,786,414
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Mastercard, Inc.	11,700	3,525,678

DEPARTMENT STORES—0.7%
Kohl’s Corp.	42,200	2,110,422

DIVERSIFIED METALS & MINING—2.8%
Cliffs Natural Resources, Inc.	20,600	1,904,470
Freeport-McMoRan Copper & Gold, Inc.	22,200	1,174,380
Molycorp, Inc. *	89,400	5,458,764
		8,537,614
DRUG RETAIL—1.3%
CVS Caremark Corp.	111,000	4,171,380

EDUCATION SERVICES—0.6%
New Oriental Education & Technology Group#*	15,500	1,731,660

ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Republic Services, Inc.	67,720	2,089,162

FERTILIZERS & AGRICULTURAL CHEMICALS—1.1%
Mosaic Co., /The	51,600	3,494,868

FOOTWEAR—0.6%
Salvatore Ferragamo Italia SpA*	116,100	1,734,193

HEALTH CARE EQUIPMENT—1.8%
Covidien PLC	81,400	4,332,922
Insulet Corp. *	62,700	1,390,059
		5,722,981
HEALTH CARE FACILITIES—0.6%
Universal Health Services, Inc., Cl. B	38,400	1,978,752

HEALTH CARE SERVICES—0.8%
Express Scripts, Inc.*	45,200	2,439,896

HOME IMPROVEMENT RETAIL—0.8%
Lowe’s Companies, Inc.	101,000	2,354,310

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—0.7%
Wyndham Worldwide Corporation	64,500	$2,170,425

HOUSEHOLD PRODUCTS—1.2%
Procter & Gamble Co., /The	57,900	3,680,703

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
Towers Watson & Co.	21,700	1,425,907

INDUSTRIAL CONGLOMERATES—0.9%
Tyco International Ltd.	58,200	2,876,826

INDUSTRIAL MACHINERY—3.1%
Eaton Corp.	38,900	2,001,405
Flowserve Corp.	7,500	824,175
Ingersoll-Rand PLC	77,400	3,514,734
Stanley Black & Decker, Inc.	44,100	3,177,405
		9,517,719
INTEGRATED OIL & GAS—3.6%
ConocoPhillips	75,100	5,646,769
Royal Dutch Shell PLC #	81,200	5,775,756
		11,422,525
INTEGRATED TELECOMMUNICATION SERVICES—0.2%
Verizon Communications, Inc.	20,600	766,938

INTERNET RETAIL—2.1%
Amazon.com, Inc. *	21,370	4,369,951
Expedia, Inc.	79,800	2,313,402
		6,683,353
INTERNET SOFTWARE & SERVICES—4.6%
Baidu, Inc. #*	2,300	322,299
eBay, Inc. *	94,900	3,062,423
Google, Inc., Cl. A *	10,200	5,165,076
IAC/InterActiveCorp. *	70,600	2,694,802
Sina Corp. *	8,300	864,030
VistaPrint NV *	17,000	813,450
Yahoo! Inc. *	73,400	1,103,936
		14,026,016
INVESTMENT BANKING & BROKERAGE—0.4%
Lazard Ltd., Cl. A	21,820	809,522
LPL Investment Holdings, Inc. *	12,100	413,941
		1,223,463
IT CONSULTING & OTHER SERVICES—3.0%
Cognizant Technology Solutions Corp., Cl. A *	39,300	2,882,262
International Business Machines Corp.	38,200	6,553,210
		9,435,472
LEISURE PRODUCTS—1.5%
Hanesbrands, Inc. *	66,500	1,898,575
Phillips-Van Heusen Corp.	45,000	2,946,150
		4,844,725
LIFE & HEALTH INSURANCE—0.5%
MetLife, Inc.	38,200	1,675,834

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—1.8%
Thermo Fisher Scientific, Inc.*	85,300	$5,492,467

MANAGED HEALTH CARE—3.1%
Aetna, Inc.	148,000	6,525,320
CIGNA Corp.	25,200	1,296,036
UnitedHealth Group, Inc.	30,000	1,547,400
		9,368,756
MOVIES & ENTERTAINMENT—0.5%
Walt Disney Co., /The	42,000	1,639,680

OIL & GAS EQUIPMENT & SERVICES—3.3%
Baker Hughes, Inc.	100,000	7,256,000
Halliburton Company	31,800	1,621,800
National Oilwell Varco, Inc.	16,400	1,282,644
		10,160,444
OIL & GAS EXPLORATION & PRODUCTION—1.9%
Newfield Exploration Co. *	24,000	1,632,480
Nexen, Inc.	40,700	915,750
Petrohawk Energy Corp. *	64,800	1,598,616
SM Energy Co.	22,600	1,660,648
		5,807,494
OTHER DIVERSIFIED FINANCIAL SERVICES—2.8%
BM&F Bovespa SA	401,200	2,654,622
Citigroup, Inc.	37,410	1,557,752
JPMorgan Chase & Co.	103,200	4,225,008
		8,437,382
PHARMACEUTICALS—2.4%
Allergan, Inc.	29,500	2,455,875
Auxilium Pharmaceuticals, Inc. *	28,400	556,640
Johnson & Johnson	33,400	2,221,768
Pfizer, Inc.	114,100	2,350,460
		7,584,743
PRECIOUS METALS & MINERALS—0.4%
ETFS Palladium Trust *	6,000	453,000
Stillwater Mining Co. *	37,800	831,978
		1,284,978
RAILROADS—1.9%
CSX Corp.	219,900	5,765,778

RESEARCH & CONSULTING SERVICES—0.2%
Verisk Analytic, Inc., Cl. A*	19,100	661,242

RESTAURANTS—1.0%
McDonald’s Corp.	36,700	3,094,544

SEMICONDUCTOR EQUIPMENT—0.7%
Lam Research Corp.*	52,100	2,306,988

SEMICONDUCTORS—4.0%
Altera Corp.	32,800	1,520,280
Avago Technologies Ltd.	65,200	2,477,600
Broadcom Corp., Cl. A *	46,300	1,557,532

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—(CONT.)
Micron Technology, Inc. *	129,300	$967,164
ON Semiconductor Corp. *	131,200	1,373,664
Skyworks Solutions, Inc. *	121,500	2,792,070
Texas Instruments, Inc.	47,300	1,552,859
		12,241,169
SOFT DRINKS—2.2%
Coca-Cola Co., /The	47,000	3,162,630
PepsiCo, Inc.	50,100	3,528,543
		6,691,173
SPECIALIZED FINANCE—1.0%
CME Group, Inc.	11,100	3,236,649

SPECIALTY CHEMICALS—0.6%
Rockwood Holdings, Inc.*	31,500	1,741,635

SYSTEMS SOFTWARE—1.7%
Oracle Corp.	164,200	5,403,822

TOBACCO—0.7%
Philip Morris International, Inc.	32,900	2,196,733

TRUCKING—0.5%
Hertz Global Holdings, Inc.*	92,300	1,465,724

WIRELESS TELECOMMUNICATION SERVICES—0.4%
SBA Communications Corp.*	26,600	1,015,854

TOTAL COMMON STOCKS (Cost $274,957,138)		298,438,999

CONVERTIBLE PREFERRED STOCK—0.3%
PHARMACEUTICALS—0.3%
Merrimack Pharmaceuticals, Inc., Series G*,(L3),(a) (Cost $903,385)	129,055	903,385

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.1%
DIVERSIFIED METALS & MINING—0.1%
Molycorp, Inc., 3.25%, 6/15/16(L2)(b) (Cost $260,000)	260,000	303,875

Total Investments (Cost $276,120,523)(c)	96.7%	299,646,259
Other Assets in Excess of Liabilities	3.3	10,312,816

NET ASSETS	100.0%	$309,959,075

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.

(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers. Security was acquired on April 6, 2011 for a cost of 903,385 and represents 0.3% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.1% of the net assets of the Fund.

(c)

At June 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $276,120,523, amounted to $23,525,736 which consisted of aggregate gross unrealized appreciation of $30,663,404 and aggregate gross unrealized depreciation of $7,137,668.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER LARGE CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2011

	SHARES	VALUE
COMMON STOCKS—93.8%
AEROSPACE & DEFENSE—2.0%
Boeing Co., /The	47,650	$3,522,765
General Dynamics Corp.	44,600	3,323,592
		6,846,357
AIR FREIGHT & LOGISTICS—2.0%
FedEx Corp.	37,600	3,566,360
United Parcel Service, Inc., Cl. B	48,800	3,558,984
		7,125,344
AIRLINES—0.5%
Delta Air Lines, Inc.*	180,000	1,650,600

APPLICATION SOFTWARE—1.7%
Adobe Systems, Inc. *	82,900	2,607,205
Salesforce.com, Inc. *	23,500	3,501,030
		6,108,235
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
BlackRock, Inc.	17,000	3,260,770
Blackstone Group LP	148,000	2,450,880
		5,711,650
AUTO PARTS & EQUIPMENT—1.1%
Johnson Controls, Inc.	94,100	3,920,206

AUTOMOBILE MANUFACTURERS—1.5%
Ford Motor Co. *	211,700	2,919,343
General Motors Co. *	71,600	2,173,776
		5,093,119
BIOTECHNOLOGY—1.6%
Celgene Corp. *	33,000	1,990,560
Gilead Sciences, Inc. *	84,300	3,490,863
		5,481,423
BREWERS—0.5%
Anheuser-Busch InBev NV#	28,900	1,676,489

CABLE & SATELLITE—0.8%
Comcast Corporation, Cl. A	107,000	2,711,380

CASINOS & GAMING—0.9%
Las Vegas Sands Corp.*	73,100	3,085,551

COAL & CONSUMABLE FUELS—1.0%
Peabody Energy Corp.	59,500	3,505,145

COMMUNICATIONS EQUIPMENT—4.6%
Cisco Systems, Inc.	194,050	3,029,121
Corning, Inc.	199,800	3,626,370
Juniper Networks, Inc. *	84,600	2,664,900
Qualcomm, Inc.	121,090	6,876,701
		16,197,092
COMPUTER HARDWARE—5.9%
Apple, Inc. *	50,950	17,102,386

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—(CONT.)
Hewlett-Packard Co.	87,300	$3,177,720
		20,280,106
COMPUTER STORAGE & PERIPHERALS—1.3%
EMC Corp.*	169,900	4,680,745

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.0%
Caterpillar, Inc.	35,400	3,768,684
Cummins, Inc.	29,600	3,063,304
		6,831,988
CONSUMER FINANCE—0.5%
American Express Co.	34,200	1,768,140

DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Mastercard, Inc.	10,000	3,013,400

DEPARTMENT STORES—0.8%
Kohl’s Corp.	54,800	2,740,548

DIVERSIFIED CHEMICALS—0.8%
EI Du Pont de Nemours & Co.	51,600	2,788,980

DIVERSIFIED METALS & MINING—1.9%
Cliffs Natural Resources, Inc.	37,200	3,439,140
Freeport-McMoRan Copper & Gold, Inc.	56,300	2,978,270
		6,417,410
DRUG RETAIL—1.0%
CVS Caremark Corp.	92,600	3,479,908

ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Emerson Electric Co.	54,300	3,054,375

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Republic Services, Inc.	95,600	2,949,260

FERTILIZERS & AGRICULTURAL CHEMICALS—1.1%
Mosaic Co., /The	56,200	3,806,426

FOOTWEAR—0.9%
NIKE, Inc., Cl. B	33,100	2,978,338

GENERAL MERCHANDISE STORES—0.9%
Target Corp.	65,600	3,077,296

GOLD—0.8%
Goldcorp, Inc.	60,000	2,896,200

HEALTH CARE EQUIPMENT—0.8%
Covidien PLC	50,800	2,704,084

HEALTH CARE SERVICES—0.5%
Medco Health Solutions, Inc.*	32,800	1,853,856

HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.	148,100	3,452,211

HOTELS RESORTS & CRUISE LINES—1.7%
Carnival Corp.	75,200	2,829,776

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—(CONT.)
Starwood Hotels & Resorts Worldwide, Inc.	56,700	$3,177,468
		6,007,244
HOUSEHOLD PRODUCTS—1.2%
Procter & Gamble Co., /The	67,850	4,313,225

HYPERMARKETS & SUPER CENTERS—1.1%
Wal-Mart Stores, Inc.	75,600	4,017,384

INDUSTRIAL CONGLOMERATES—1.0%
Tyco International Ltd.	69,700	3,445,271

INDUSTRIAL MACHINERY—2.1%
Eaton Corp.	46,300	2,382,135
Illinois Tool Works, Inc.	43,800	2,474,262
Stanley Black & Decker, Inc.	36,600	2,637,030
		7,493,427
INTEGRATED OIL & GAS—5.2%
Chevron Corp.	68,900	7,085,676
Exxon Mobil Corp.	85,400	6,949,852
Royal Dutch Shell PLC #	58,400	4,153,992
		18,189,520
INTERNET RETAIL—1.9%
Amazon.com, Inc. *	23,300	4,764,617
Expedia, Inc.	78,100	2,264,119
		7,028,736
INTERNET SOFTWARE & SERVICES—5.1%
Baidu, Inc. #*	16,700	2,340,171
eBay, Inc. *	95,700	3,088,239
Google, Inc., Cl. A *	20,550	10,406,108
Yahoo! Inc. *	134,900	2,028,896
		17,863,414
IT CONSULTING & OTHER SERVICES—3.4%
Cognizant Technology Solutions Corp., Cl. A *	39,700	2,911,598
International Business Machines Corp.	52,100	8,937,755
		11,849,353
LIFE SCIENCES TOOLS & SERVICES—0.8%
Thermo Fisher Scientific, Inc.*	45,200	2,910,428

MANAGED HEALTH CARE—1.0%
Aetna, Inc.	76,700	3,381,703

MOVIES & ENTERTAINMENT—0.6%
Walt Disney Co., /The	57,300	2,236,992

OIL & GAS EQUIPMENT & SERVICES—3.2%
Baker Hughes, Inc.	50,800	3,686,048
National Oilwell Varco, Inc.	26,500	2,072,565
Schlumberger Ltd.	61,800	5,339,520
		11,098,133
OIL & GAS EXPLORATION & PRODUCTION—1.9%
Devon Energy Corp.	61,800	4,870,458

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Nexen, Inc.	85,000	$1,912,500
		6,782,958
OTHER DIVERSIFIED FINANCIAL SERVICES—2.5%
BM&F Bovespa SA	405,400	2,682,412
Citigroup, Inc.	62,520	2,603,333
JPMorgan Chase & Co.	87,300	3,574,062
		8,859,807
PAPER PRODUCTS—0.7%
International Paper Co.	83,400	2,486,988

PHARMACEUTICALS—3.9%
Allergan, Inc.	21,600	1,798,200
Bristol-Myers Squibb Co.	86,400	2,502,144
Johnson & Johnson	56,400	3,751,728
Pfizer, Inc.	127,900	2,634,740
Teva Pharmaceutical Industries Ltd. #	59,800	2,883,556
		13,570,368
RAILROADS—1.1%
CSX Corp.	151,500	3,972,330

SEMICONDUCTORS—3.0%
ARM Holdings PLC #	59,700	1,697,271
Broadcom Corp., Cl. A *	88,800	2,987,232
Intel Corp.	114,955	2,547,403
Micron Technology, Inc. *	166,500	1,245,420
Texas Instruments, Inc.	62,100	2,038,743
		10,516,069
SOFT DRINKS—3.0%
Coca-Cola Co., /The	72,600	4,885,254
PepsiCo, Inc.	77,700	5,472,411
		10,357,665
SPECIALIZED FINANCE—0.9%
CME Group, Inc.	10,300	3,003,377

SPECIALTY STORES—0.5%
Staples, Inc.	112,800	1,782,240

SYSTEMS SOFTWARE—4.4%
Check Point Software Technologies Ltd. *	36,200	2,057,970
Microsoft Corp.	158,611	4,123,886
Oracle Corp.	211,400	6,957,174
VMware, Inc., Cl. A *	21,500	2,154,945
		15,293,975

	SHARES	VALUE
COMMON STOCKS—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—1.0%
American Tower Corp., Cl. A*	68,000	$3,558,440

TOTAL COMMON STOCKS (Cost $289,148,836)		327,904,909

Total Investments (Cost $289,148,836)(a)	93.8%	327,904,909
Other Assets in Excess of Liabilities	6.2	21,700,646

NET ASSETS	100.0%	$349,605,555

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At June 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $289,148,836, amounted to $38,756,073 which consisted of aggregate gross unrealized appreciation of $47,721,111 and aggregate gross unrealized depreciation of $8,965,038.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2011

	SHARES	VALUE
COMMON STOCKS—95.4%
ADVERTISING—0.7%
Interpublic Group of Cos., Inc., /The	94,200	$1,177,500

AEROSPACE & DEFENSE—3.5%
Goodrich Corp.	33,800	3,227,900
Spirit Aerosystems Holdings, Inc., Cl. A *	128,600	2,829,200
		6,057,100
AIRLINES—0.7%
United Continental Holdings, Inc.*	49,500	1,120,185

APPAREL RETAIL—1.3%
Abercrombie & Fitch Co., Cl. A	11,700	782,964
Fast Retailing Co., Ltd. (L2)	8,800	1,423,122
		2,206,086
APPLICATION SOFTWARE—4.7%
Adobe Systems, Inc. *	72,200	2,270,690
Cadence Design Systems, Inc. *	159,800	1,687,488
Informatica Corp. *	35,900	2,097,637
QLIK Technologies, Inc. *	24,200	824,252
Salesforce.com, Inc. *	7,700	1,147,146
		8,027,213
ASSET MANAGEMENT & CUSTODY BANKS—3.3%
Affiliated Managers Group, Inc. *	12,400	1,257,980
Blackstone Group LP	123,200	2,040,192
KKR & Co., LP	144,100	2,351,712
		5,649,884
AUTO PARTS & EQUIPMENT—0.6%
BorgWarner, Inc.*	11,700	945,243

AUTOMOTIVE RETAIL—1.0%
Carmax, Inc.*	52,600	1,739,482

BIOTECHNOLOGY—0.9%
Human Genome Sciences, Inc. *	47,800	1,173,012
Optimer Pharmaceuticals, Inc. *	36,500	433,985
		1,606,997
BROADCASTING & CABLE TV—0.9%
CBS Corp., Cl. B	29,500	840,455
Discovery Communications, Inc., Series C *	19,300	705,415
		1,545,870
CHEMICALS—1.1%
Metabolix, Inc.*	251,400	1,794,996

COAL & CONSUMABLE FUELS—3.2%
Arch Coal, Inc.	81,400	2,170,124
Patriot Coal Corp. *	69,500	1,547,070
Peabody Energy Corp. ^	29,900	1,761,409
		5,478,603
COMMUNICATIONS EQUIPMENT—1.6%
Ciena Corp. *	49,500	909,810
Finisar Corp. *	35,800	645,474

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Riverbed Technology, Inc. *	27,800	$1,100,602
		2,655,886
COMPUTER HARDWARE—1.5%
Teradata Corp.*	42,000	2,528,400

COMPUTER STORAGE & PERIPHERALS—1.1%
Fusion-io, Inc. *	23,300	701,097
SanDisk Corp. *	14,500	601,750
Seagate Technology PLC	39,100	631,856
		1,934,703
CONSTRUCTION & ENGINEERING—2.9%
Aecom Technology Corp. *	97,400	2,662,916
Chicago Bridge & Iron Co., NV #,^	41,500	1,614,350
Fluor Corp.	12,600	814,716
		5,091,982
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—2.5%
Joy Global, Inc.	34,500	3,285,780
Westport Innovations, Inc. *	38,100	915,162
		4,200,942
DISTILLERS & VINTNERS—1.0%
Brown-Forman Corp., Cl. B	22,000	1,643,180

DIVERSIFIED METALS & MINING—5.0%
Cliffs Natural Resources, Inc.	33,500	3,097,075
Ivanhoe Mines Ltd. *	30,900	781,770
Molycorp, Inc. *	45,400	2,772,124
Walter Energy, Inc.	17,800	2,061,240
		8,712,209
EDUCATION SERVICES—0.7%
ITT Educational Services, Inc.*	14,500	1,134,480

ELECTRICAL COMPONENTS & EQUIPMENT—1.3%
General Cable Corp.*	51,700	2,201,386

ELECTRONIC MANUFACTURING SERVICES—0.8%
Trimble Navigation Ltd.*	32,500	1,288,300

ENVIRONMENTAL & FACILITIES SERVICES—1.5%
Stericycle, Inc.*	28,500	2,539,920

FOOD RETAIL—1.0%
Whole Foods Market, Inc.	27,800	1,763,910

FOOTWEAR—0.5%
Salvatore Ferragamo Italia SpA*	51,400	767,765

GENERAL MERCHANDISE STORES—0.7%
Dollar General Corp.*	36,400	1,233,596

HEALTH CARE EQUIPMENT—0.5%
Hospira, Inc.*	15,200	861,232

HEALTH CARE FACILITIES—0.7%
Universal Health Services, Inc., Cl. B	24,300	1,252,179

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—1.1%
HMS Holdings Corp. *	15,900	$1,222,233
Quest Diagnostics, Inc.	12,300	726,930
		1,949,163
HEALTH CARE TECHNOLOGY—1.2%
Agilent Technologies, Inc. *	17,600	899,536
Allscripts Healthcare Solutions, Inc. *	61,600	1,196,272
		2,095,808
HOTELS RESORTS & CRUISE LINES—3.5%
Home Inns & Hotels Management, Inc. #*	22,300	848,292
Orient-Express Hotels Ltd., Cl. A *	112,800	1,212,600
Royal Caribbean Cruises Ltd. *	57,400	2,160,536
Starwood Hotels & Resorts Worldwide, Inc.	28,100	1,574,724
		5,796,152
HOUSEHOLD PRODUCTS—1.4%
Church & Dwight Co., Inc.	60,100	2,436,454

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.6%
Robert Half International, Inc.	36,800	994,704

INDUSTRIAL MACHINERY—3.1%
Flowserve Corp.	21,800	2,395,602
SPX Corp.	36,100	2,984,026
		5,379,628
INTERNET RETAIL—0.7%
Expedia, Inc.	31,000	898,690
NetFlix, Inc. *	1,400	367,766
		1,266,456
INTERNET SOFTWARE & SERVICES—4.5%
Ancestry.com, Inc. *	19,000	786,410
IAC/InterActiveCorp. *	22,200	847,374
LinkedIn Corp. *	4,100	369,369
OpenTable, Inc. *	49,572	4,120,425
VistaPrint NV *	33,900	1,622,115
		7,745,693
IT CONSULTING & OTHER SERVICES—1.3%
Cognizant Technology Solutions Corp., Cl. A *	23,400	1,716,156
Gartner, Inc. *	13,600	547,944
		2,264,100
LEISURE PRODUCTS—1.7%
Coach, Inc.	13,200	843,876
Phillips-Van Heusen Corp.	12,500	818,375
Polo Ralph Lauren Corp., Cl. A	9,700	1,286,317
		2,948,568
LIFE SCIENCES TOOLS & SERVICES—1.0%
Life Technologies Corp. *	15,400	801,878
Waters Corp. *	8,900	852,086
		1,653,964

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—3.4%
Aetna, Inc.	18,100	$798,029
CIGNA Corp.	51,200	2,633,216
Humana, Inc.	26,600	2,142,364
		5,573,609
MOTORCYCLE MANUFACTURERS—0.9%
Harley-Davidson, Inc.	37,300	1,528,181

NETWORKING EQUIPMENT—0.6%
Fortinet, Inc.*	40,100	1,094,329

OIL & GAS DRILLING—1.2%
Nabors Industries Ltd.*	84,200	2,074,688

OIL & GAS EQUIPMENT & SERVICES—1.5%
Cameron International Corp. *	25,800	1,297,482
Superior Energy Services, Inc. *	32,700	1,214,478
		2,511,960
OIL & GAS EXPLORATION & PRODUCTION—5.1%
Brigham Exploration Co. *,^	43,200	1,292,976
Concho Resources, Inc., /Restricted *	8,300	762,355
Newfield Exploration Co. *,^	39,200	2,666,384
Petrohawk Energy Corp. *,^	99,700	2,459,599
Pioneer Natural Resources Co.	17,600	1,576,432
		8,757,746
OTHER DIVERSIFIED FINANCIAL SERVICES—0.4%
BM&F Bovespa SA	111,502	737,776

PACKAGED FOODS & MEATS—0.5%
Hain Celestial Group, Inc.*	25,300	844,008

PERSONAL PRODUCTS—1.0%
Estee Lauder Companies, Inc., /The, Cl. A	16,000	1,683,040

PHARMACEUTICALS—0.5%
Medicis Pharmaceutical Corp., Cl. A	24,300	927,531

RAILROADS—0.8%
Kansas City Southern*	21,700	1,287,461

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
BR Malls Participacoes SA	132,900	1,519,514

REAL ESTATE SERVICES—1.4%
CB Richard Ellis Group, Inc.*	95,000	2,385,450

RESEARCH & CONSULTING SERVICES—1.5%
Verisk Analytic, Inc., Cl. A*	73,500	2,544,570

RESTAURANTS—0.3%
McCormick & Schmick’s Seafood Restaurants, Inc.*	61,700	530,003

SEMICONDUCTOR EQUIPMENT—1.4%
Kla-Tencor Corp.	19,500	789,360
Lam Research Corp. *	35,500	1,571,940
		2,361,300

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—5.6%
Altera Corp.	39,000	$1,807,650
Avago Technologies Ltd.	50,600	1,922,799
Netlogic Microsystems, Inc. *	29,900	1,208,558
NXP Semiconductor NV *	34,600	924,858
ON Semiconductor Corp. *	76,300	798,861
Skyworks Solutions, Inc. *	81,800	1,879,764
Xilinx, Inc.	23,400	853,398
		9,395,888
SPECIALIZED CONSUMER SERVICES—1.0%
Sotheby’s	40,900	1,779,150

SPECIALTY CHEMICALS—0.3%
Rockwood Holdings, Inc.*	7,900	436,791

SPECIALTY STORES—0.9%
L’Occitane International SA*,(L2)	597,700	1,601,075

SYSTEMS SOFTWARE—0.9%
Check Point Software Technologies Ltd.*	26,700	1,517,895

TOTAL COMMON STOCKS (Cost $154,417,835)		162,781,884

CONVERTIBLE PREFERRED STOCK—1.4%
BIOTECHNOLOGY—1.4%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L3),(a)	25,487	274,750
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L3),(b)	2,549	27,478
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L3),(c)	76,399	823,581
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L3),(d)	25,488	274,761
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L3),(e)	135,469	948,283
		2,348,853
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $1,260,004)		2,348,853

Total Investments (Cost $155,677,839)(f)	96.8%	165,130,737
Other Assets in Excess of Liabilities	3.2	5,405,659

NET ASSETS	100.0%	$170,536,396

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

^	All or a portion of this security has been pledged as collateral for written call options.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $147,519 and represents 0.2% of the net assets of the Fund.

(b)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $14,754 and represents 0.0% of the net assets of the Fund.

(c)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $442,198 and represents 0.5% of the net assets of the Fund.

(d)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $147,525 and represents 0.2% of the net assets of the Fund.

(e)

Restricted Security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to be illiquid and may be sold only to qualified institutional buyers.  Security was acquired on August 25, 2010 for a cost of $508,008 and represents 0.6% of the net assets of the Fund.

(f)

At June 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $155,677,839, amounted to $9,452,898 which consisted of aggregate gross unrealized appreciation of $14,796,603 and aggregate gross unrealized depreciation of $5,343,705.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(L3)	Security classified as Level 3 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Peabody Energy Corp./ July/ 57.50	16	1,600	$1,408
Peabody Energy Corp./ July/ 60	16	1,600	3,184
Peabody Energy Corp./ July/ 62.50	16	1,600	6,640
TOTAL PUT OPTIONS WRITTEN (Premiums Received $15,516)			11,232
CALL OPTIONS WRITTEN
Brigham Exploration Co./ Aug/ 31	16	1,600	2,320
Brigham Exploration Co./ July/ 30	16	1,600	1,520
Chicago Bridge & Iron Co., NV/ Aug/ 40	32	3,200	4,960
Newfield Exploration Co./ Aug/ 70	16	1,600	4,320
Newfield Exploration Co./ Aug/ 75	16	1,600	1,440
Peabody Energy Corp./ July/ 57.50	16	1,600	3,584
Peabody Energy Corp./ July/ 60	16	1,600	1,392
Petrohawk Energy Corp./ Aug/ 26	49	4,900	4,655
Petrohawk Energy Corp./ July/ 23	16	1,600	4,016
Petrohawk Energy Corp./ July/ 24	32	3,200	3,648
Petrohawk Energy Corp./ July/ 26	31	3,100	744
Petrohawk Energy Corp./ July/ 27	31	3,100	341
TOTAL CALL OPTIONS WRITTEN (Premiums Received $38,665)			32,940
TOTAL OPTIONS WRITTEN (Premiums Received $54,181)			$44,172

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMID CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2011

	SHARES	VALUE
COMMON STOCKS—97.6%
ADVERTISING—1.8%
Focus Media Holding Ltd. #*	19,275	$599,453
Interpublic Group of Cos., Inc., /The	51,850	648,124
		1,247,577
AEROSPACE & DEFENSE—2.0%
AAR Corp.	28,905	783,036
Spirit Aerosystems Holdings, Inc., Cl. A *	32,060	705,320
		1,488,356
AIRLINES—0.5%
US Airways Group, Inc.*	42,640	379,922

APPAREL RETAIL—1.5%
ANN, Inc. *	28,870	753,507
Childrens Place Retail Stores, Inc., /The *	9,350	415,982
		1,169,489
APPLICATION SOFTWARE—7.0%
Cadence Design Systems, Inc. *	76,175	804,408
Concur Technologies, Inc. *	10,655	533,496
Informatica Corp. *	14,235	831,751
Nice Systems Ltd. #*	20,865	758,651
QLIK Technologies, Inc. *	24,530	835,491
Solera Holdings, Inc.	13,160	778,546
Taleo Corp., Cl. A *	17,295	640,434
		5,182,777
ASSET MANAGEMENT & CUSTODY BANKS—1.8%
Affiliated Managers Group, Inc. *	7,415	752,251
Fortress Investment Group LLC, Cl. A *	119,117	574,144
		1,326,395
AUTO PARTS & EQUIPMENT—1.5%
Dana Holding Corp. *	49,260	901,458
Tenneco, Inc. *	4,695	206,909
		1,108,367
AUTOMOTIVE RETAIL—0.7%
Carmax, Inc.*	15,585	515,396

BIOTECHNOLOGY—2.9%
Cubist Pharmaceuticals, Inc. *	15,495	557,664
Human Genome Sciences, Inc. *	22,055	541,230
Incyte Corp., Ltd. *	14,215	269,232
InterMune, Inc. *	10,590	379,652
Optimer Pharmaceuticals, Inc. *	37,246	442,855
		2,190,633
COAL & CONSUMABLE FUELS—1.8%
Arch Coal, Inc.	28,615	762,876
Patriot Coal Corp. *	26,610	592,339
		1,355,215
COMMUNICATIONS EQUIPMENT—2.8%
Acme Packet, Inc. *	8,095	567,702
Ciena Corp. *	21,265	390,851

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
Finisar Corp. *	17,915	$323,007
JDS Uniphase Corp. *	16,985	282,970
Riverbed Technology, Inc. *	13,895	550,103
		2,114,633
CONSTRUCTION & ENGINEERING—0.8%
Aecom Technology Corp.*	21,265	581,385

DATA PROCESSING & OUTSOURCED SERVICES—1.7%
VeriFone Systems, Inc. *	8,855	392,719
Wright Express Corp. *	17,180	894,563
		1,287,282
DISTRIBUTORS—1.0%
LKQ Corp.*	28,835	752,305

DIVERSIFIED CHEMICALS—0.9%
Solutia, Inc.*	29,250	668,363

DIVERSIFIED METALS & MINING—1.1%
Molycorp, Inc. *	6,980	426,199
Walter Energy, Inc.	3,770	436,566
		862,765
EDUCATION SERVICES—0.5%
ITT Educational Services, Inc.*	5,120	400,589

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	11,550	828,944

ELECTRICAL COMPONENTS & EQUIPMENT—4.7%
AMETEK, Inc.	19,865	891,940
GrafTech International Ltd. *	32,105	650,768
Regal-Beloit Corp.	8,420	562,203
Thomas & Betts Corp. *	14,025	755,246
Woodward Governor Co.	22,190	773,544
		3,633,701
ELECTRONIC MANUFACTURING SERVICES—0.9%
Trimble Navigation Ltd.*	16,590	657,628

ENVIRONMENTAL & FACILITIES SERVICES—3.0%
Clean Harbors, Inc. *	8,605	888,466
Tetra Tech, Inc. *	24,480	550,800
Waste Connections, Inc.	25,997	824,885
		2,264,151
FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	15,935	679,946

GOLD—0.7%
AuRico Gold, Inc.*	47,635	523,509

HEALTH CARE EQUIPMENT—1.2%
Sirona Dental Systems, Inc. *	9,190	487,989
Thoratec Corp. *	13,010	426,988
		914,977

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—2.0%
Healthsouth Corp. *	14,140	$371,175
Tenet Healthcare Corporation *	73,620	459,389
Universal Health Services, Inc., Cl. B	13,185	679,423
		1,509,987
HEALTH CARE SERVICES—1.5%
Catalyst Health Solutions, Inc. *	10,055	561,270
HMS Holdings Corp. *	7,380	567,301
		1,128,571
HEALTH CARE SUPPLIES—0.6%
Align Technology, Inc.*	20,905	476,634

HOME FURNISHING RETAIL—0.8%
Williams-Sonoma, Inc.	16,950	618,506

HOTELS RESORTS & CRUISE LINES—1.6%
Gaylord Entertainment Co. *	16,395	491,850
Wyndham Worldwide Corporation	21,650	728,522
		1,220,372
HOUSEHOLD PRODUCTS—0.8%
Church & Dwight Co., Inc.	15,560	630,802

HOUSEWARES & SPECIALTIES—1.1%
Tupperware Brands Corp.	12,740	859,313

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.7%
Robert Half International, Inc.	16,670	450,590
Towers Watson & Co.	12,210	802,319
		1,252,909
INDUSTRIAL CONGLOMERATES—0.8%
McDermott International, Inc.*	31,405	622,133

INDUSTRIAL MACHINERY—3.7%
Actuant Corp., Cl. A	26,180	702,409
Barnes Group, Inc.	34,800	863,388
Pall Corp.	6,660	374,492
SPX Corp.	10,660	881,157
		2,821,446
INTERNET SOFTWARE & SERVICES—3.1%
IAC/InterActiveCorp. *	24,450	933,256
OpenTable, Inc. *	8,415	699,455
VistaPrint NV *	15,125	723,731
		2,356,442
INVESTMENT BANKING & BROKERAGE—0.7%
Greenhill & Co., Inc.	10,025	539,546

IT CONSULTING & OTHER SERVICES—1.0%
Gartner, Inc.*	19,270	776,388

LEISURE FACILITIES—0.3%
Life Time Fitness, Inc.*	6,310	251,832

LEISURE PRODUCTS—1.2%
Brunswick Corp.	11,970	244,188

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—(CONT.)
Phillips-Van Heusen Corp.	10,595	$693,655
		937,843
LIFE SCIENCES TOOLS & SERVICES—1.5%
Bruker Corp. *	28,970	589,829
Parexel International Corp. *	24,370	574,157
		1,163,986
MANAGED HEALTH CARE—2.0%
Amerigroup Corp. *	9,990	703,995
Coventry Health Care, Inc. *	21,755	793,405
		1,497,400
METAL & GLASS CONTAINERS—1.4%
Crown Holdings, Inc. *	20,140	781,835
Silgan Holdings, Inc.	7,355	301,334
		1,083,169
MORTGAGE REITS—0.3%
American Capital Agency Corp.	7,770	226,185

NETWORKING EQUIPMENT—0.9%
Fortinet, Inc.*	25,950	708,176

OIL & GAS DRILLING—0.6%
Helmerich & Payne, Inc.	7,085	468,460

OIL & GAS EQUIPMENT & SERVICES—1.3%
Dril-Quip, Inc. *	5,700	386,631
Superior Energy Services, Inc. *	16,455	611,139
		997,770
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Brigham Exploration Co. *	27,950	836,543
Plains Exploration & Production Co. *	12,335	470,210
Quicksilver Resources, Inc. *	29,905	441,398
SM Energy Co.	10,075	740,311
		2,488,462
OIL & GAS REFINING & MARKETING—0.5%
HollyFrontier Corp.*	5,030	349,082

PACKAGED FOODS & MEATS—1.3%
Hain Celestial Group, Inc. *	18,075	602,983
Ralcorp Holdings, Inc. *	4,240	367,099
		970,082
PHARMACEUTICALS—1.6%
Auxilium Pharmaceuticals, Inc. *	22,340	437,864
Medicis Pharmaceutical Corp., Cl. A	19,540	745,842
		1,183,706
PRECIOUS METALS & MINERALS—0.5%
Stillwater Mining Co.*	17,810	391,998

RAILROADS—1.1%
Genesee & Wyoming, Inc., Cl. A*	13,885	814,216

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REGIONAL BANKS—0.8%
Signature Bank*	10,835	$619,762

RESEARCH & CONSULTING SERVICES—0.8%
IHS, Inc., Cl. A*	6,890	574,764

RETAIL REITS—0.7%
Macerich Co., /The	10,287	550,355

SECURITY & ALARM SERVICES—0.8%
Geo Group, Inc., /The*	24,780	570,683

SEMICONDUCTOR EQUIPMENT—0.9%
Novellus Systems, Inc.*	18,175	656,845

SEMICONDUCTORS—5.2%
Atmel Corp. *	50,375	708,776
Cypress Semiconductor Corp. *	27,120	573,317
Mellanox Technologies Ltd. *	21,530	641,809
Netlogic Microsystems, Inc. *	17,290	698,862
ON Semiconductor Corp. *	64,775	678,194
Skyworks Solutions, Inc. *	26,335	605,178
		3,906,136
SPECIALIZED CONSUMER SERVICES—0.7%
Sotheby’s	12,440	541,140

SPECIALTY CHEMICALS—2.0%
Cytec Industries, Inc.	8,885	508,133
Rockwood Holdings, Inc. *	16,910	934,953
		1,443,086
SPECIALTY STORES—1.9%
GNC Holdings, Inc. *	27,980	610,244
PetSmart, Inc.	17,140	777,641
		1,387,885
SYSTEMS SOFTWARE—1.0%
MICROS Systems, Inc.*	15,825	786,661

THRIFTS & MORTGAGE FINANCE—0.5%
Northwest Bancshares, Inc.	30,130	379,035

TRADING COMPANIES & DISTRIBUTORS—0.7%
United Rentals, Inc.*	20,280	515,112

WIRELESS TELECOMMUNICATION SERVICES—1.6%
MetroPCS Communications, Inc. *	28,255	486,269
SBA Communications Corp. *	19,540	746,232
		1,232,501
TOTAL COMMON STOCKS (Cost $60,258,006)		73,643,686

Total Investments (Cost $60,258,006)(a)	97.6%	73,643,686

Other Assets in Excess of Liabilities	2.4	1,840,816

NET ASSETS	100.0%	$75,484,502

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At June 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $60,258,006, amounted to $13,385,680 which consisted of aggregate gross unrealized appreciation of $14,775,462 and aggregate gross unrealized depreciation of $1,389,782.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2011

	SHARES	VALUE
COMMON STOCKS—95.9%
AEROSPACE & DEFENSE—2.3%
AAR Corp.	244,800	$6,631,632
Esterline Technologies Corp. *	97,650	7,460,460
		14,092,092
AIR FREIGHT & LOGISTICS—0.5%
HUB Group, Inc., Cl. A*	86,000	3,238,760

AIRLINES—0.5%
US Airways Group, Inc.*	341,900	3,046,329

APPAREL RETAIL—3.3%
ANN, Inc. *	246,800	6,441,480
Childrens Place Retail Stores, Inc., /The *	85,800	3,817,242
DSW, Inc., Cl. A *	83,400	4,220,874
Express, Inc.	211,900	4,619,420
		19,099,016
APPLICATION SOFTWARE—7.6%
BroadSoft, Inc. *	101,000	3,851,130
Cadence Design Systems, Inc. *	630,700	6,660,192
Concur Technologies, Inc. *	88,700	4,441,209
Nice Systems Ltd. #*	195,900	7,122,924
QLIK Technologies, Inc. *	219,600	7,479,575
RealPage, Inc. *	179,000	4,738,130
Taleo Corp., Cl. A *	156,000	5,776,680
Ultimate Software Group, Inc. *	97,100	5,285,153
		45,354,993
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Fortress Investment Group LLC, Cl. A*	1,083,500	5,222,470

AUTO PARTS & EQUIPMENT—1.6%
Dana Holding Corp. *	407,600	7,459,080
Tenneco, Inc. *	45,400	2,000,778
		9,459,858
BIOTECHNOLOGY—2.9%
Cubist Pharmaceuticals, Inc. *	131,700	4,739,883
Incyte Corp., Ltd. *	158,800	3,007,672
InterMune, Inc. *	98,100	3,516,885
Onyx Pharmaceuticals, Inc. *	58,400	2,061,520
Optimer Pharmaceuticals, Inc. *	379,400	4,511,066
		17,837,026
COAL & CONSUMABLE FUELS—0.9%
Patriot Coal Corp.*	236,400	5,262,264

COMMUNICATIONS EQUIPMENT—2.0%
ADTRAN, Inc.	61,200	2,369,052
Aruba Networks, Inc. *	146,500	4,329,075
Ciena Corp. *	171,400	3,150,332
Finisar Corp. *	139,200	2,509,776
		12,358,235
CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	161,100	4,404,474

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—2.0%
Jack Henry & Associates, Inc.	180,700	$5,422,807
Wright Express Corp. *	132,700	6,909,689
		12,332,496
DISTRIBUTORS—0.9%
LKQ Corp.*	220,320	5,748,149

DIVERSIFIED CHEMICALS—0.9%
Solutia, Inc.*	236,900	5,413,165

EDUCATION SERVICES—0.6%
American Public Education, Inc.*	81,000	3,605,310

ELECTRIC UTILITIES—1.2%
ITC Holdings Corp.	99,700	7,155,469

ELECTRICAL COMPONENTS & EQUIPMENT—2.1%
GrafTech International Ltd. *	304,600	6,174,242
Woodward Governor Co.	179,900	6,271,314
		12,445,556
ELECTRONIC COMPONENTS—1.0%
Aeroflex Holding Corp. *	175,900	3,192,585
Fabrinet *	114,700	2,784,916
		5,977,501
ENVIRONMENTAL & FACILITIES SERVICES—3.1%
Clean Harbors, Inc. *	70,300	7,258,475
Tetra Tech, Inc. *	198,000	4,455,000
Waste Connections, Inc.	229,250	7,274,103
		18,987,578
FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	141,400	6,033,538

FOOD RETAIL—0.5%
Fresh Market, Inc., /The*	83,800	3,241,384

GOLD—0.7%
AuRico Gold, Inc.*	406,800	4,470,732

HEALTH CARE EQUIPMENT—3.7%
Arthrocare Corp. *	87,300	2,921,931
Insulet Corp. *	268,200	5,945,994
MAKO Surgical Corp. *	141,000	4,191,930
Sirona Dental Systems, Inc. *	73,300	3,892,230
Thoratec Corp. *	92,600	3,039,132
Volcano Corp. *	85,100	2,747,879
		22,739,096
HEALTH CARE FACILITIES—1.3%
Healthsouth Corp. *	197,700	5,189,625
Kindred Healthcare, Inc. *	130,500	2,801,835
		7,991,460
HEALTH CARE SERVICES—2.4%
Catalyst Health Solutions, Inc. *	101,200	5,648,984
Gentiva Health Services, Inc. *	172,900	3,601,507

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—(CONT.)
HMS Holdings Corp. *	67,300	$5,173,351
		14,423,842
HEALTH CARE SUPPLIES—0.9%
Align Technology, Inc.*	234,900	5,355,720

HEALTH CARE TECHNOLOGY—1.0%
Medidata Solutions, Inc.*	241,500	5,764,605

HOME FURNISHINGS—0.4%
Ethan Allen Interiors, Inc.	112,200	2,388,738

HOTELS RESORTS & CRUISE LINES—1.4%
Gaylord Entertainment Co. *	131,600	3,948,000
Interval Leisure Group *	344,300	4,713,467
		8,661,467
HOUSEHOLD APPLIANCES—0.7%
SodaStream International Ltd.*	67,800	4,122,918

HOUSEWARES & SPECIALTIES—0.1%
Tupperware Brands Corp.	6,500	438,425

INDUSTRIAL MACHINERY—4.4%
Actuant Corp., Cl. A	269,900	7,241,417
Barnes Group, Inc.	301,500	7,480,215
CLARCOR, Inc.	93,200	4,406,496
RBC Bearings, Inc. *	192,600	7,272,576
		26,400,704
INTERNET RETAIL—1.2%
Shutterfly, Inc.*	126,965	7,290,330

INTERNET SOFTWARE & SERVICES—4.5%
Ancestry.com, Inc. *	139,100	5,757,349
comScore, Inc. *	182,000	4,713,800
LogMeIn, Inc. *	142,000	5,476,940
OpenTable, Inc. *	63,700	5,294,744
VistaPrint NV *	125,500	6,005,175
		27,248,008
INVESTMENT BANKING & BROKERAGE—1.0%
Greenhill & Co., Inc.	77,900	4,192,578
Stifel Financial Corp. *	48,100	1,724,866
		5,917,444
LEISURE FACILITIES—1.5%
Life Time Fitness, Inc. *	83,050	3,314,526
Six Flags Entertainment Corp.	158,300	5,928,335
		9,242,861
LEISURE PRODUCTS—2.0%
Brunswick Corp.	219,500	4,477,800
Vera Bradley, Inc. *	72,200	2,758,040
Warnaco Group, Inc., /The *	97,100	5,073,475
		12,309,315

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—1.9%
Bruker Corp. *	326,800	$6,653,648
Parexel International Corp. *	202,900	4,780,324
		11,433,972
MANAGED HEALTH CARE—1.9%
Amerigroup Corp. *	87,000	6,130,890
Healthspring, Inc. *	122,700	5,657,697
		11,788,587
METAL & GLASS CONTAINERS—1.1%
Silgan Holdings, Inc.	158,100	6,477,357

NETWORKING EQUIPMENT—1.0%
Fortinet, Inc.*	225,600	6,156,624

OIL & GAS EQUIPMENT & SERVICES—2.3%
Cal Dive International, Inc. *	450,100	2,691,598
Complete Production Services, Inc. *	154,400	5,150,784
Dril-Quip, Inc. *	72,095	4,890,204
Lufkin Industries, Inc.	14,600	1,256,330
		13,988,916
OIL & GAS EXPLORATION & PRODUCTION—3.8%
Carrizo Oil & Gas, Inc. *	93,100	3,886,925
Energy XXI Bermuda Ltd. *	185,200	6,152,344
Nothern Oil and Gas, Inc. *	167,000	3,699,050
Quicksilver Resources, Inc. *	266,400	3,932,064
Rosetta Resources, Inc. *	105,100	5,416,854
		23,087,237
PACKAGED FOODS & MEATS—0.9%
Hain Celestial Group, Inc.*	155,250	5,179,140

PHARMACEUTICALS—2.2%
Auxilium Pharmaceuticals, Inc. *	142,175	2,786,630
Medicis Pharmaceutical Corp., Cl. A	158,200	6,038,494
Salix Pharmaceuticals Ltd. *	55,100	2,194,633
Viropharma, Inc. *	119,900	2,218,150
		13,237,907
PRECIOUS METALS & MINERALS—0.6%
Stillwater Mining Co.*	151,700	3,338,917

RAILROADS—1.1%
Genesee & Wyoming, Inc., Cl. A*	111,700	6,550,088

REGIONAL BANKS—1.4%
Signature Bank *	105,200	6,017,440
Texas Capital Bancshares, Inc. *	127,500	3,293,325
		9,310,765
RESEARCH & CONSULTING SERVICES—0.6%
CoStar Group, Inc.*	62,300	3,693,144

RESTAURANTS—1.9%
Cheesecake Factory, Inc., /The *	181,100	5,681,107
McCormick & Schmick’s Seafood Restaurants, Inc. *	285,222	2,450,057

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—(CONT.)
Sonic Corp. *	335,700	$3,568,491
		11,699,655
SECURITY & ALARM SERVICES—0.9%
Geo Group, Inc., /The*	234,700	5,405,141

SEMICONDUCTOR EQUIPMENT—0.9%
Novellus Systems, Inc.*	152,800	5,522,192

SEMICONDUCTORS—3.8%
Applied Micro Circuits Corporation *	352,100	3,119,606
Inphi Corp. *	227,900	3,965,460
Mellanox Technologies Ltd. *	171,673	5,117,572
Monolithic Power Systems, Inc. *	20,200	311,484
Netlogic Microsystems, Inc. *	142,600	5,763,892
RF Micro Devices, Inc. *	732,100	4,480,452
		22,758,466
SPECIALIZED CONSUMER SERVICES—0.7%
Sotheby’s	101,900	4,432,650

SPECIALTY CHEMICALS—1.8%
Kraton Performance Polymers, Inc. *	150,800	5,906,836
Rockwood Holdings, Inc. *	100,000	5,529,000
		11,435,836
SPECIALTY STORES—1.8%
Ulta Salon, Cosmetics & Fragrance, Inc. *	78,900	5,095,362
Vitamin Shoppe, Inc. *	129,700	5,935,072
		11,030,434
THRIFTS & MORTGAGE FINANCE—0.9%
Northwest Bancshares, Inc.	421,300	5,299,954

TRADING COMPANIES & DISTRIBUTORS—0.7%
United Rentals, Inc.*	160,000	4,064,000

TOTAL COMMON STOCKS (Cost $471,775,006)		580,972,310

Total Investments (Cost $471,775,006)(a)	95.9%	580,972,310
Other Assets in Excess of Liabilities	4.1	25,086,141

NET ASSETS	100.0%	$606,058,451

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At June 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $471,775,006, amounted to $109,197,304 which consisted of aggregate gross unrealized appreciation of $124,831,957 and aggregate gross unrealized depreciation of $15,634,653.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2011

	SHARES	VALUE
COMMON STOCKS—99.3%
AEROSPACE & DEFENSE—2.3%
Boeing Co., /The	5,400	$399,222
General Dynamics Corp.	4,450	331,614
		730,836
AIR FREIGHT & LOGISTICS—1.5%
United Parcel Service, Inc., Cl. B	6,550	477,692

ASSET MANAGEMENT & CUSTODY BANKS—3.0%
BlackRock, Inc.	1,800	345,257
Blackstone Group LP	15,650	259,164
KKR & Co., LP	20,050	327,216
		931,637
AUTO PARTS & EQUIPMENT—1.1%
Johnson Controls, Inc.	8,700	362,442

BUILDING PRODUCTS—0.5%
Masco Corp.	13,500	162,405

CABLE & SATELLITE—1.4%
Comcast Corp., Cl. A	18,150	439,775

COAL & CONSUMABLE FUELS—0.8%
Arch Coal, Inc.	9,100	242,606

COMMUNICATIONS EQUIPMENT—3.7%
Cisco Systems, Inc.	18,900	295,029
Corning, Inc.	17,800	323,070
Qualcomm, Inc.	10,400	590,615
		1,208,714
COMPUTER HARDWARE—2.7%
Apple, Inc.*	2,600	872,742

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.4%
Caterpillar, Inc.	4,250	452,455

DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Automatic Data Processing, Inc.	5,600	295,008

DIVERSIFIED CHEMICALS—1.1%
EI Du Pont de Nemours & Co.	6,750	364,838

DIVERSIFIED METALS & MINING—1.0%
Southern Copper Corp.	9,850	323,770

DRUG RETAIL—0.9%
CVS Caremark Corp.	8,100	304,398

ELECTRIC UTILITIES—1.6%
Southern Co.	13,050	526,959

ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Emerson Electric Co.	3,700	208,125

ENVIRONMENTAL & FACILITIES SERVICES—0.9%
Republic Services, Inc.	8,950	276,108

FERTILIZERS & AGRICULTURAL CHEMICALS—0.9%
Monsanto Co.	4,050	293,787

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FOOTWEAR—0.7%
NIKE, Inc., Cl. B	2,400	$215,952

GENERAL MERCHANDISE STORES—1.2%
Target Corp.	8,050	377,626

HEALTH CARE EQUIPMENT—0.9%
Medtronic, Inc.	7,450	287,049

HOME IMPROVEMENT RETAIL—1.8%
Home Depot, Inc.	16,700	604,873

HOTELS RESORTS & CRUISE LINES—0.8%
Carnival Corp.	7,200	270,936

HOUSEHOLD PRODUCTS—2.0%
Procter & Gamble Co., /The	10,066	639,896

HYPERMARKETS & SUPER CENTERS—1.5%
Wal-Mart Stores, Inc.	8,950	475,603

INDUSTRIAL CONGLOMERATES—2.5%
General Electric Co.	30,400	573,343
Tyco International Ltd.	4,800	237,264
		810,607
INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	3,150	301,077

INTEGRATED OIL & GAS—9.6%
Chevron Corp.	7,050	725,022
ConocoPhillips	12,050	906,039
Exxon Mobil Corp.	8,650	703,937
Royal Dutch Shell PLC #	10,950	778,874
		3,113,872
INTEGRATED TELECOMMUNICATION SERVICES—3.8%
AT&T, Inc.	14,900	468,009
Verizon Communications, Inc.	20,750	772,522
		1,240,531
INTERNET SOFTWARE & SERVICES—1.8%
Google, Inc., Cl. A*	1,150	582,337

INVESTMENT BANKING & BROKERAGE—0.8%
Lazard Ltd., Cl. A	7,250	268,975

IT CONSULTING & OTHER SERVICES—1.9%
International Business Machines Corp.	3,650	626,158

LEISURE PRODUCTS—0.6%
Mattel, Inc.	6,550	180,060

MANAGED HEALTH CARE—0.9%
Aetna, Inc.	6,900	304,221

MORTGAGE REITS—0.6%
Annaly Capital Management, Inc.	11,000	198,440

MOVIES & ENTERTAINMENT—0.7%
Time Warner, Inc.	6,050	220,039

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MULTI-UTILITIES—1.0%
Consolidated Edison, Inc.	6,000	$319,440

OFFICE REITS—0.6%
Digital Realty Trust, Inc.	3,350	206,963

OIL & GAS STORAGE & TRANSPORTATION—3.8%
El Paso Pipeline Partners LP	10,200	354,450
Enterprise Products Partners LP	8,450	365,125
Inergy LP	7,000	247,520
Magellan Midstream Partners LP	4,200	250,866
		1,217,961
OTHER DIVERSIFIED FINANCIAL SERVICES—2.7%
BM&F Bovespa SA	49,550	327,858
JPMorgan Chase & Co.	13,600	556,783
		884,641
PACKAGED FOODS & MEATS—1.3%
Kraft Foods, Inc., Cl. A	11,967	421,597

PAPER PRODUCTS—1.5%
International Paper Co.	9,200	274,343
MeadWestvaco Corp.	5,150	171,547
		445,890
PHARMACEUTICALS—6.6%
Bristol-Myers Squibb Co.	20,850	603,816
Johnson & Johnson	10,250	681,829
Novartis AG #	5,250	320,828
Pfizer, Inc.	25,700	529,420
		2,135,893
RAILROADS—1.1%
CSX Corp.	13,650	357,903

REGIONAL BANKS—0.9%
M&T Bank Corp.	3,250	285,838

RESTAURANTS—1.6%
McDonald’s Corp.	6,100	514,351

SEMICONDUCTOR EQUIPMENT—0.7%
Kla-Tencor Corp.	5,800	234,784

SEMICONDUCTORS—2.7%
Intel Corp.	13,850	306,916
Microchip Technology, Inc.	8,600	326,026
Xilinx, Inc.	6,300	229,761
		862,703
SOFT DRINKS—3.8%
Coca-Cola Co., /The	9,150	615,704
PepsiCo, Inc.	8,750	616,262
		1,231,966
SPECIALIZED FINANCE—1.1%
CME Group, Inc.	1,186	345,826

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED REITS—2.7%
HCP, Inc.	7,200	$264,168
Plum Creek Timber Co., Inc.	8,300	336,482
Public Storage	2,450	279,325
		879,975
SYSTEMS SOFTWARE—3.5%
Microsoft Corp.	21,550	560,300
Oracle Corp.	17,200	566,052
		1,126,352
THRIFTS & MORTGAGE FINANCE—0.8%
New York Community Bancorp, Inc.	17,450	261,576

TOBACCO—2.8%
Altria Group, Inc.	15,550	410,676
Philip Morris International, Inc.	7,250	484,082
		894,758
WIRELESS TELECOMMUNICATION SERVICES—0.8%
American Tower Corp., Cl. A*	4,750	248,568

TOTAL COMMON STOCKS (Cost $30,037,968)		32,069,534

Total Investments (Cost $30,037,968)(a)	99.3%	32,069,534
Other Assets in Excess of Liabilities	0.7	231,128

NET ASSETS	100.0%	$32,300,662

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At June 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $30,037,968, amounted to $2,031,566 which consisted of aggregate gross unrealized appreciation of $2,812,532 and aggregate gross unrealized depreciation of $780,966.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER BALANCED PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2011

	SHARES	VALUE
COMMON STOCKS—55.4%
AEROSPACE & DEFENSE—0.8%
Boeing Co., /The	5,100	$377,043
General Dynamics Corp.	7,900	588,708
		965,751
AIR FREIGHT & LOGISTICS—1.1%
FedEx Corp.	6,400	607,040
United Parcel Service, Inc., Cl. B	8,600	627,198
		1,234,238
APPLICATION SOFTWARE—0.6%
Adobe Systems, Inc. *	10,700	336,515
Intuit, Inc. *	6,400	331,904
		668,419
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
BlackRock, Inc.	1,900	364,439
Blackstone Group LP	33,200	549,792
		914,231
AUTO PARTS & EQUIPMENT—0.9%
Johnson Controls, Inc.	15,600	649,896
Lear Corp.	6,800	363,664
		1,013,560
AUTOMOBILE MANUFACTURERS—0.8%
Ford Motor Co. *	41,800	576,422
General Motors Co. *	12,100	367,356
		943,778
BIOTECHNOLOGY—1.1%
Celgene Corp. *	5,300	319,696
Gilead Sciences, Inc. *	13,348	552,741
Human Genome Sciences, Inc. *	13,200	323,928
		1,196,365
BROADCASTING & CABLE TV—0.3%
Discovery Communications, Inc., Series C*	9,300	339,915

CABLE & SATELLITE—0.3%
Comcast Corp., Cl. A	14,700	356,181

CASINOS & GAMING—0.3%
Las Vegas Sands Corp.*	7,800	329,238

COAL & CONSUMABLE FUELS—0.5%
Peabody Energy Corp.	8,700	512,517

COMMUNICATIONS EQUIPMENT—3.3%
Cisco Systems, Inc.	37,000	577,570
Corning, Inc.	36,400	660,660
F5 Networks, Inc. *	1,700	187,425
Finisar Corp. *	13,100	236,193
Juniper Networks, Inc. *	11,100	349,650
Qualcomm, Inc.	19,900	1,130,121
Riverbed Technology, Inc. *	14,500	574,055
		3,715,674

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—3.3%
Apple, Inc. *	9,200	$3,088,164
Hewlett-Packard Co.	16,900	615,160
		3,703,324
COMPUTER STORAGE & PERIPHERALS—1.0%
EMC Corp. *	29,100	801,705
SanDisk Corp. *	7,300	302,950
		1,104,655
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.8%
Caterpillar, Inc.	7,200	766,512
Cummins, Inc.	5,200	538,148
Deere & Co.	4,000	329,800
Joy Global, Inc.	3,900	371,436
		2,005,896
DATA PROCESSING & OUTSOURCED SERVICES—0.4%
Mastercard, Inc.	1,600	482,144

DIVERSIFIED BANKS—0.4%
Wells Fargo & Co.	15,700	440,542

DIVERSIFIED CHEMICALS—0.5%
EI Du Pont de Nemours & Co.	9,600	518,880

DIVERSIFIED METALS & MINING—0.8%
Cliffs Natural Resources, Inc.	3,400	314,330
Freeport-McMoRan Copper & Gold, Inc.	11,000	581,900
		896,230
DRUG RETAIL—0.6%
CVS Caremark Corp.	16,800	631,344

ELECTRICAL COMPONENTS & EQUIPMENT—0.3%
Emerson Electric Co.	6,500	365,625

ENVIRONMENTAL & FACILITIES SERVICES—0.4%
Republic Services, Inc.	15,100	465,835

FERTILIZERS & AGRICULTURAL CHEMICALS—0.8%
Monsanto Co.	4,600	333,684
Mosaic Co., /The	10,200	690,846
		1,024,530
FINANCIALS—0.2%
iPATH S&P 500 VIX Short-Term Futures*	12,301	260,043

FOOTWEAR—0.5%
NIKE, Inc., Cl. B	5,800	521,884

GENERAL MERCHANDISE STORES—0.5%
Target Corp.	12,900	605,139

GOLD—0.3%
Goldcorp, Inc.	6,600	318,582

HEALTH CARE EQUIPMENT—0.3%
Covidien PLC	4,400	234,212

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—(CONT.)
Medtronic, Inc.	4,200	$161,826
		396,038
HEALTH CARE SERVICES—0.3%
Quest Diagnostics, Inc.	5,600	330,960

HOME IMPROVEMENT RETAIL—0.6%
Lowe’s Companies, Inc.	28,900	673,659

HOTELS RESORTS & CRUISE LINES—0.7%
Carnival Corp.	9,400	353,722
Starwood Hotels & Resorts Worldwide, Inc.	7,800	437,112
		790,834
HOUSEHOLD PRODUCTS—0.8%
Procter & Gamble Co., /The	13,600	864,552

HYPERMARKETS & SUPER CENTERS—0.6%
Wal-Mart Stores, Inc.	13,100	696,134

INDUSTRIAL CONGLOMERATES—1.3%
3M Co.	6,200	588,076
General Electric Co.	21,700	409,262
Tyco International Ltd.	8,700	430,041
		1,427,379
INDUSTRIAL GASES—0.3%
Air Products & Chemicals, Inc.	3,600	344,088

INDUSTRIAL MACHINERY—0.5%
Eaton Corp.	10,900	560,805

INTEGRATED OIL & GAS—3.3%
Chevron Corp.	9,500	976,980
Exxon Mobil Corp.	18,900	1,538,082
Petroleo Brasileiro SA #	10,400	352,144
Royal Dutch Shell PLC #	12,500	889,125
		3,756,331
INTEGRATED TELECOMMUNICATION SERVICES—0.2%
Verizon Communications, Inc.	4,600	171,258

INTERNET RETAIL—1.3%
Amazon.com, Inc. *	4,100	838,409
Expedia, Inc.	19,600	568,204
		1,406,613
INTERNET SOFTWARE & SERVICES—3.1%
Baidu, Inc. #*	2,700	378,351
eBay, Inc. *	19,750	637,333
Google, Inc., Cl. A *	4,000	2,025,519
Mixi, Inc. (L2)	30	134,734
Yahoo! Inc. *	26,600	400,064
		3,576,001
INVESTMENT BANKING & BROKERAGE—0.4%
Lazard Ltd., Cl. A	11,160	414,036

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—1.4%
Cognizant Technology Solutions Corp., Cl. A *	5,300	$388,702
International Business Machines Corp.	6,900	1,183,695
		1,572,397
LIFE & HEALTH INSURANCE—0.3%
MetLife, Inc.	8,600	377,282

LIFE SCIENCES TOOLS & SERVICES—0.5%
Thermo Fisher Scientific, Inc.*	9,400	605,266

MANAGED HEALTH CARE—0.8%
Aetna, Inc.	10,100	445,309
UnitedHealth Group, Inc.	8,100	417,798
		863,107
MOVIES & ENTERTAINMENT—0.7%
Time Warner, Inc.	12,200	443,714
Walt Disney Co., /The	7,900	308,416
		752,130
OIL & GAS EQUIPMENT & SERVICES—1.4%
Cameron International Corp. *	11,400	573,306
Schlumberger Ltd.	11,800	1,019,520
		1,592,826
OIL & GAS EXPLORATION & PRODUCTION—1.2%
Anadarko Petroleum Corp.	4,800	368,448
Devon Energy Corp.	4,300	338,883
Nexen, Inc.	14,400	324,000
Plains Exploration & Production Co. *	10,000	381,200
		1,412,531
OIL & GAS STORAGE & TRANSPORTATION—0.6%
El Paso Pipeline Partners LP	12,000	417,000
Enterprise Products Partners LP	6,800	293,828
		710,828
OTHER DIVERSIFIED FINANCIAL SERVICES—1.6%
BM&F Bovespa SA	79,700	527,351
Citigroup, Inc.	11,190	465,952
JPMorgan Chase & Co.	20,900	855,646
		1,848,949
PAPER PRODUCTS—0.4%
International Paper Co.	15,300	456,246

PHARMACEUTICALS—2.4%
Bristol-Myers Squibb Co.	15,700	454,672
Johnson & Johnson	15,200	1,011,104
Mylan, Inc. *	22,400	552,608
Pfizer, Inc.	23,220	478,332
Teva Pharmaceutical Industries Ltd. #	6,500	313,430
		2,810,146
RAILROADS—0.6%
CSX Corp.	27,600	723,672

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—0.4%
McDonald’s Corp.	4,800	$404,736

SEMICONDUCTOR EQUIPMENT—0.3%
Lam Research Corp.*	8,300	367,524

SEMICONDUCTORS—1.1%
Broadcom Corp., Cl. A *	17,500	588,700
Intel Corp.	28,100	622,696
		1,211,396
SOFT DRINKS—1.6%
Coca-Cola Co., /The	12,400	834,396
PepsiCo, Inc.	16,000	1,126,880
		1,961,276
SPECIALIZED FINANCE—1.0%
CME Group, Inc.	1,828	533,027
Hong Kong Exchanges and Clearing Ltd. (L2)	15,700	330,793
IntercontinentalExchange, Inc. *	1,900	236,949
		1,100,769
SPECIALTY STORES—0.2%
Staples, Inc.	14,900	235,420

SYSTEMS SOFTWARE—2.4%
Check Point Software Technologies Ltd. *	3,200	181,920
Microsoft Corp.	31,750	825,500
Oracle Corp.	32,900	1,082,739
Symantec Corp. *	12,400	244,528
VMware, Inc., Cl. A *	4,100	410,943
		2,745,630
WIRELESS TELECOMMUNICATION SERVICES—0.2%
American Tower Corp., Cl. A*	5,900	308,747

TOTAL COMMON STOCKS (Cost $57,175,520)		63,004,086

	PRINCIPAL AMOUNT
CORPORATE BONDS—28.5%
COMMUNICATIONS EQUIPMENT—1.9%
Cisco Systems, Inc., 4.95%, 2/15/19(L2)	2,000,000	2,175,036

COMPUTER HARDWARE—3.0%
Dell, Inc., 5.88%, 6/15/19(L2)	1,750,000	1,967,026
Hewlett-Packard Co., 2.13%, 9/13/15(L2)	1,500,000	1,498,907
		3,465,933
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.8%
John Deere Capital Corp., 5.75%, 9/10/18(L2)	1,750,000	2,011,931

DIVERSIFIED BANKS—1.8%
Wells Fargo & Co., 3.68%, 6/15/16(L2)	2,000,000	2,056,990

HEALTH CARE EQUIPMENT—1.8%
Baxter International, Inc., 4.50%, 8/15/19(L2)	2,000,000	2,117,738

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
HOME IMPROVEMENT RETAIL—1.8%
Home Depot, Inc., 4.40%, 4/1/21(L2)	$2,000,000	$2,013,598

HYPERMARKETS & SUPER CENTERS—1.8%
Wal-Mart Stores, Inc., 2.80%, 4/15/16(L2)	2,000,000	2,049,320

INDUSTRIAL CONGLOMERATES—1.9%
General Electric Capital Corp., 5.63%, 9/15/17(L2)	2,000,000	2,210,956

INTEGRATED OIL & GAS—3.6%
Shell International Finance BV, 4.38%, 3/25/20(L2)	2,000,000	2,105,374
Total Capital SA, 4.13%, 1/28/21(L2)	2,000,000	2,027,126
		4,132,500
INTEGRATED TELECOMMUNICATION SERVICES—1.8%
Verizon Communications, Inc., 6.10%, 4/15/18(L2)	1,800,000	2,065,613

IT CONSULTING & OTHER SERVICES—1.8%
International Business Machines Corp., 8.38%, 11/1/19(L2)	1,525,000	2,029,722

OTHER DIVERSIFIED FINANCIAL SERVICES—1.9%
Bank of America Corp., 5.88%, 1/5/21(L2)	2,000,000	2,102,774

PACKAGED FOODS & MEATS—1.8%
Campbell Soup Co., 4.25%, 4/15/21(L2)	2,000,000	2,047,648

PHARMACEUTICALS—1.8%
Pfizer, Inc., 6.20%, 3/15/19(L2)	1,725,000	2,020,979

TOTAL CORPORATE BONDS (Cost $32,478,947)		32,500,738

U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)—11.1% (a)

U.S. GOVERNMENT NOTE/BOND—11.1%
U.S. Treasury Notes
5.00%, 8/15/11 (L2)	1,985,000	1,997,561
1.13%, 1/15/12 (L2)	2,000,000	2,011,094
1.50%, 12/31/13 (L2)	2,000,000	2,043,282
4.75%, 5/15/14 (L2)	2,052,000	2,284,934
4.50%, 2/15/16 (L2)	1,940,000	2,194,474
		10,531,345
(Cost $12,435,131)

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) (Cost $12,435,131)		12,636,042
Total Investments (Cost $102,089,598)(b)	95.0%	108,140,866
Other Assets in Excess of Liabilities	5.0	5,713,448

NET ASSETS	100.0%	$113,854,314

‡     Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*        Non-income producing security.

#        American Depository Receipts.

(a)     Securities issued by these agencies, except for United States Treasury Notes and Bonds, are neither guaranteed nor issued by the United States Government.

(b)     At June 30, 2011, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $102,089,598, amounted to $6,051,268 which consisted of aggregate gross unrealized appreciation of $9,385,493 and aggregate gross unrealized depreciation of $3,334,225.

(L2)  Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

(This page has been intentionally left blank.)

THE ALGER PORTFOLIOS

Statements of Assets and Liabilities (Unaudited) June 30, 2011

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$299,646,259	$327,904,909
Cash and cash equivalents	10,195,325	18,096,009
Foreign Cash**	—	—
Receivable for investment securities sold	6,031,912	8,446,133
Receivable for shares of beneficial interest sold	36,298	59,284
Dividends and interest receivable	130,283	214,883
Receivable from Investment Manager	—	—
Prepaid expenses	18,827	20,513
Total Assets	316,058,904	354,741,731
LIABILITIES:
Payable for investment securities purchased	5,166,329	4,702,475
Payable for foreign currency contracts	—	—
Written options outstanding, at value***	—	—
Payable for shares of beneficial interest redeemed	643,342	129,742
Accrued investment advisory fees	192,574	199,474
Accrued transfer agent fees	6,212	5,911
Accrued distribution fees	2,549	1,594
Accrued administrative fees	6,833	7,726
Accrued shareholder servicing fees	2,485	2,809
Accrued other expenses	79,505	86,445
Total Liabilities	6,099,829	5,136,176
NET ASSETS	$309,959,075	$349,605,555
Net Assets Consist of:
Paid in capital	315,871,630	402,432,577
Undistributed net investment income (accumulated loss)	62,719	937,466
Undistributed net realized gain (accumulated loss)	(29,501,342)	(92,520,989)
Net unrealized appreciation on investments	23,526,068	38,756,501
NET ASSETS	$309,959,075	$349,605,555
Net Asset Value Per Share
Class I-2	$55.87	$45.66
Class S	$54.64	$45.18
Net Assets By Class
Class I-2	$297,256,834	$341,662,341
Class S	$12,702,241	$7,943,214
Shares of Beneficial Interest Outstanding— Note 6 (Par Value $.001)
Class I-2	5,320,140	7,482,061
Class S	232,476	175,817

*Identified Cost	$276,120,523	$289,148,836
**Cost Foreign Cash	$—	$—
***Written options premiums received	$—	$—

See Notes to Financial Statements.

Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio

$165,130,737	$73,643,686	$580,972,310	$32,069,534	$108,140,866
3,337,294	1,184,887	22,003,233	246,331	4,980,019
—	—	—	—	347
3,134,943	1,091,202	12,413,503	122,048	605,583
42,544	1,420	673,455	2,280	98,055
58,888	12,922	35,426	49,100	568,546
—	7,007	—	—	—
15,708	11,556	25,429	10,746	20,762
171,720,114	75,952,680	616,123,356	32,500,039	114,414,178

817,499	383,845	8,597,060	130,339	346,916
—	—	—	2	3
44,172	—	—	—	—
121,741	—	919,871	13,348	100,628
103,600	49,544	392,898	13,969	62,369
5,063	3,198	6,084	3,054	2,614
1,778	—	11,804	—	—
3,749	1,682	13,339	718	2,560
1,363	612	4,851	261	931
84,753	29,297	118,998	37,686	43,843
1,183,718	468,178	10,064,905	199,377	559,864
$170,536,396	$75,484,502	$606,058,451	$32,300,662	$113,854,314

228,770,092	57,082,497	456,608,821	43,607,180	130,113,393
(999,926)	(242,524)	(2,311,042)	210,097	731,005
(66,696,770)	5,258,848	42,563,367	(13,548,228)	(23,041,453)
9,463,000	13,385,681	109,197,305	2,031,613	6,051,369
$170,536,396	$75,484,502	$606,058,451	$32,300,662	$113,854,314

$13.74	$9.81	$34.92	$10.71	$11.63
$13.32	$—	$34.13	$—	$—

$161,597,441	$75,484,502	$546,979,271	$32,300,662	$113,854,314
$8,938,955	$—	$59,079,180	$—	$—

11,762,058	7,697,836	15,664,234	3,016,953	9,786,438
671,327	—	1,731,144	—	—

$155,677,839	$60,258,006	$471,775,006	$30,037,968	$102,089,598
$—	$—	$—	$—	$345
$54,181	$—	$—	$—	$—

THE ALGER PORTFOLIOS

Statements of Operations (Unaudited)

For the six months ended June 30, 2011

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$1,643,997	$2,484,805
Interest	1,801	2,691
Total Income	1,645,798	2,487,496
EXPENSES
Advisory fees—Note 3(a)	1,248,194	1,262,893
Distribution fees—Note3(b):
Class S	15,951	10,241
Administrative fees—Note 3(a)	42,377	48,915
Custodian fees	26,590	15,625
Interest expenses	—	—
Transfer agent fees and expenses—Note 3(d)	32,050	33,168
Printing fees	50,980	47,250
Professional fees	17,708	19,295
Registration fees	29,402	29,725
Trustee fees—Note 3(e)	9,615	9,684
Miscellaneous	28,972	28,469
Total Expenses	1,501,839	1,505,265
Less, expense reimbursement/waivers Note 3(a)	(53,934)	—
Net Expenses	1,447,905	1,505,265
NET INVESTMENT INCOME (LOSS)	197,893	982,231
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments and purchased options	23,278,941	22,180,368
Net realized loss on foreign currency transactions	(48,715)	(51,367)
Net realized gain on options written	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(2,286,646)	(3,754,796)

Net change in unrealized appreciation (depreciation) on written options	—	—
Net realized and unrealized gain on investments, options and foreign currency	20,943,580	18,374,205
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,141,473	$19,356,436

*Foreign withholding taxes	$34,110	$39,330

See Notes to Financial Statements.

Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio

$438,885	$125,822	$589,085	$361,984	$454,395
(363)	377	2,534	46	866,865
438,522	126,199	591,619	362,030	1,321,260

661,135	301,682	2,458,186	96,664	416,451

11,412	—	75,168	—	—
23,923	10,242	83,457	4,544	16,130
21,365	12,350	29,530	8,971	13,260
248	—	—	266	—
21,060	10,812	50,848	8,245	11,665
49,950	6,075	109,300	7,470	24,075
14,750	12,544	25,260	10,460	12,304
21,563	15,258	36,931	13,443	26,806
9,539	9,412	9,865	9,403	9,484
13,793	6,916	50,143	3,736	10,768
848,738	385,291	2,928,688	163,202	540,943
—	(16,568)	—	(8,261)	(23,462)
848,738	368,723	2,928,688	154,941	517,481
(410,216)	(242,524)	(2,337,069)	207,089	803,779

19,076,955	5,695,957	52,252,603	1,818,901	4,923,617
(6,699)	—	—	(6,556)	(13,779)
282,815	—	—	—	—

(5,603,470)	1,190,584	1,445,713	(30,388)	(2,133,826)

35,765	—	—	—	—

13,785,366	6,886,541	53,698,316	1,781,957	2,776,012

$13,375,150	$6,644,017	$51,361,247	$1,989,046	$3,579,791

$4,056	$—	$—	$1,884	$3,404

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets

	Alger Capital Appreciation Portfolio
	For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010
Net investment income (loss)	$197,893	$410,568
Net realized gain on investments, options and foreign currency transactions	23,230,226	28,451,180
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(2,286,646)	6,552,324
Net increase in net assets resulting from operations	21,141,473	35,414,072
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(309,449)	(1,008,170)
Class S	—	(27,573)
Net realized gains
Class I-2	—	—
Class S	—	—
Total dividends and distributions to shareholders	(309,449)	(1,035,743)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(6,928,030)	1,833,933
Class S	(929,823)	(2,017,960)

Net increase (decrease) from shares of beneficial interest transactions— Note 6	(7,857,853)	(184,027)
Total increase (decrease)	12,974,171	34,194,302
Net Assets:
Beginning of period	296,984,904	262,790,602
END OF PERIOD	$309,959,075	$296,984,904
Undistributed net investment income (accumulated loss)	$62,719	$267,733

See Notes to Financial Statements.

Alger Large Cap Growth Portfolio		Alger Mid Cap Growth Portfolio		Alger SMid Cap Growth Portfolio
For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010	For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010	For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010
$982,231	$3,449,468	$(410,216)	$184,581	$(242,524)	$(292,520)
22,129,001	18,396,780	19,353,071	24,930,972	5,695,957	623,789
(3,754,796)	20,749,664	(5,567,705)	5,266,088	1,190,584	12,065,173
19,356,436	42,595,912	13,375,150	30,381,641	6,644,017	12,396,442

(3,310,037)	(2,490,642)	(505,447)	—	—	—
(42,443)	(43,820)	—	—	—	—

—	—	—	—	(120,931)	(50,582)
—	—	—	—	—	—
(3,352,480)	(2,534,462)	(505,447)	—	(120,931)	(50,582)

(19,840,759)	(43,312,397)	(10,196,317)	(53,174,562)	(365,779)	55,505,142
(819,938)	(1,922,638)	(605,248)	(2,173,458)	—	—

(20,660,697)	(45,235,035)	(10,801,565)	(55,348,020)	(365,779)	55,505,142
(4,656,741)	(5,173,585)	2,068,138	(24,966,379)	6,157,307	67,851,002

354,262,296	359,435,881	168,468,258	193,434,637	69,327,195	1,476,193
$349,605,555	$354,262,296	$170,536,396	$168,468,258	$75,484,502	$69,327,195
$937,466	$3,307,715	$(999,926)	$30,942	$(242,524)	$—

Alger Small Cap Growth Portfolio

	For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010
Net investment income (loss)	$(2,337,069)	$(3,400,491)
Net realized gain on investments, options and foreign currency transactions	52,252,603	47,833,647
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	1,445,713	71,475,228
Net increase in net assets resulting from operations	51,361,247	115,908,384
Dividends and distributions to shareholders from:
Net investment income
Class I-2	—	—
Class S	—	—
Net realized gains
Class I-2	—	—
Class S	—	—
Total dividends and distributions to shareholders	—	—
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(29,683,600)	100,091,605
Class S	(5,838,691)	(7,523,695)

Net increase (decrease) from shares of beneficial interest transactions— Note 6	(35,522,291)	92,567,910
Total increase (decrease)	15,838,956	208,476,294
Net Assets:
Beginning of period	590,219,495	381,743,201
END OF PERIOD	$606,058,451	$590,219,495
Undistributed net investment income (accumulated loss)	$(2,311,042)	$26,027

See Notes to Financial Statements.

Alger Growth & Income Portfolio		Alger Balanced Portfolio
For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010	For the Six Months Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010
$207,089	$557,601	$803,779	$3,158,052
1,812,345	58,656	4,909,838	1,897,601
(30,388)	3,053,715	(2,133,826)	6,662,845
1,989,046	3,669,972	3,579,791	11,718,498

(545,736)	(475,630)	(3,172,728)	(3,115,203)
—	—	—	(5,390)

—	—	—	—
—	—	—	—
(545,736)	(475,630)	(3,172,728)	(3,120,593)

(2,078,130)	(4,802,553)	(6,356,417)	(16,551,023)
—	—	—	(276,098)

(2,078,130)	(4,802,553)	(6,356,417)	(16,827,121)
(634,820)	(1,608,211)	(5,949,354)	(8,229,216)

32,935,482	34,543,693	119,803,668	128,032,884
$32,300,662	$32,935,482	$113,854,314	$119,803,668
$210,097	$548,744	$731,005	$3,099,954

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class I-2
	Six months ended 6/30/2011(i)	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$52.16	$45.92	$30.39	$55.39	$41.48	$34.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.04	0.08	0.18	0.05	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	3.73	6.34	15.35	(25.05)	13.98	6.77
Total from investment operations	3.77	6.42	15.53	(25.00)	13.91	6.70
Dividends from net investment income	(0.06)	(0.18)	—	—	—	—
Net asset value, end of period	$55.87	$52.16	$45.92	$30.39	$55.39	$41.48
Total return	7.22%	14.03%	51.10%	(45.13)%	33.53%	19.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$297,257	$284,225	$249,483	$183,335	$414,959	$298,024
Ratio of gross expenses to average net assets	0.96%	0.98%	0.99%	0.95%	0.97%	0.98%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	0.00%
Ratio of net expenses to average net assets	0.93%	0.94%	0.95%	0.91%	0.93%	0.98%
Ratio of net investment income to average net assets	0.14%	0.17%	0.49%	0.12%	(0.15)%	(0.19)%
Portfolio turnover rate	72.48%	203.56%	285.33%	317.72%	254.03%	245.58%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class S
	Six months ended 6/30/2011(i)	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$51.04	$45.01	$29.86	$54.57	$40.97	$34.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.05)	(0.08)	0.08	(0.05)	(0.16)	(0.17)
Net realized and unrealized gain (loss) on investments	3.65	6.20	15.07	(24.66)	13.76	6.70
Total from investment operations	3.60	6.12	15.15	(24.71)	13.60	6.53
Dividends from net investment income	—	(0.09)	—	—	—	—
Net asset value, end of period	$54.64	$51.04	$45.01	$29.86	$54.57	$40.97
Total return	7.05%	13.63%	50.69%	(45.28)%	33.20%	18.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,702	$12,760	$13,307	$9,369	$20,783	$23,845
Ratio of gross expenses to average net assets	1.30%	1.34%	1.24%	1.20%	1.22%	1.23%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	0.00%
Ratio of net expenses to average net assets	1.26%	1.30%	1.20%	1.16%	1.18%	1.23%
Ratio of net investment income to average net assets	(0.20)%	(0.18)%	0.23%	(0.12)%	(0.34)%	(0.45)%
Portfolio turnover rate	72.48%	203.56%	285.33%	317.72%	254.03%	245.58%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Large Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2011(i)	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$43.68	$38.80	$26.48	$49.27	$41.22	$39.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.13	0.40	0.26	0.21	0.08	0.11
Net realized and unrealized gain (loss) on investments	2.29	4.77	12.27	(22.91)	8.12	1.92
Total from investment operations	2.42	5.17	12.53	(22.70)	8.20	2.03
Dividends from net investment income	(0.44)	(0.29)	(0.21)	(0.09)	(0.15)	(0.05)
Net asset value, end of period	$45.66	$43.68	$38.80	$26.48	$49.27	$41.22
Total return	5.52%	13.39%	47.57%	(46.15)%	19.94%	5.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$341,662	$345,893	$350,117	$267,928	$562,009	$613,742
Ratio of gross expenses to average net assets	0.84%	0.85%	0.87%	0.83%	0.83%	0.83%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.84%	0.85%	0.87%	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets	0.56%	1.02%	0.83%	0.54%	0.17%	0.27%
Portfolio turnover rate	33.62%	53.52%	74.63%	181.23%	133.61%	337.35%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class S
	Six months ended 6/30/2011(i)	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$43.11	$38.38	$26.23	$48.84	$40.87	$38.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.04	0.23	0.18	0.12	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	2.27	4.70	12.15	(22.73)	8.06	1.90
Total from investment operations	2.31	4.93	12.33	(22.61)	8.02	1.91
Dividends from net investment income	(0.24)	(0.20)	(0.18)	—	(0.05)	—
Net asset value, end of period	$45.18	$43.11	$38.38	$26.23	$48.84	$40.87
Total return	5.32%	12.91%	47.25%	(46.30)%	19.63%	4.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,943	$8,369	$9,318	$7,547	$15,289	$14,634
Ratio of gross expenses to average net assets	1.22%	1.27%	1.12%	1.08%	1.08%	1.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.22%	1.27%	1.12%	1.08%	1.08%	1.08%
Ratio of net investment income to average net assets	0.18%	0.60%	0.58%	0.30%	(0.08)%	0.03%
Portfolio turnover rate	33.62%	53.52%	74.63%	181.23%	133.61%	337.35%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Mid Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2011(i)	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$12.75	$10.68	$7.04	$23.62	$20.75	$21.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.03)	0.01	(0.02)	(0.05)	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	1.06	2.06	3.66	(10.60)	6.07	2.08
Total from investment operations	1.03	2.07	3.64	(10.65)	6.00	1.99
Dividends from net investment income	(0.04)	—	—	(0.03)	—	—
Distributions from net realized gains	—	—	—	(5.90)	(3.13)	(3.14)
Net asset value, end of period	$13.74	$12.75	$10.68	$7.04	$23.62	$20.75
Total return	8.09%	19.38%	51.70%	(58.36)%	31.56%	10.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$161,597	$159,609	$183,873	$128,806	$367,970	$317,649
Ratio of gross expenses to average net assets	0.96%	0.98%	0.98%	0.92%	0.91%	0.91%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.96%	0.98%	0.98%	0.92%	0.91%	0.91%
Ratio of net investment income to average net assets	(0.45)%	0.12%	(0.25)%	(0.33)%	(0.33)%	(0.42)%
Portfolio turnover rate	104.11%	214.93%	280.22%	353.68%	242.84%	313.80%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class S
	Six months ended 6/30/2011(i)	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$12.34	$10.38	$6.86	$23.21	$20.48	$21.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.03)	(0.04)	(0.08)	(0.12)	(0.14)
Net realized and unrealized gain (loss) on investments	1.03	1.99	3.56	(10.37)	5.98	2.06
Total from investment operations	0.98	1.96	3.52	(10.45)	5.86	1.92
Distributions from net realized gains	—	—	—	(5.90)	(3.13)	(3.14)
Net asset value, end of period	$13.32	$12.34	$10.38	$6.86	$23.21	$20.48
Total return	7.94%	18.88%	51.31%	(58.47)%	31.27%	9.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,939	$8,859	$9,561	$7,143	$18,141	$15,133
Ratio of gross expenses to average net assets	1.32%	1.39%	1.23%	1.17%	1.16%	1.17%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.32%	1.39%	1.23%	1.17%	1.16%	1.17%
Ratio of net investment income to average net assets	(0.82)%	(0.31)%	(0.50)%	(0.58)%	(0.57)%	(0.68)%
Portfolio turnover rate	104.11%	214.93%	280.22%	353.68%	242.84%	313.80%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger SMid Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2011(i)	Year ended 12/31/2010	Year ended 12/31/2009	From 1/2/2008 (commencement of operations) to 12/31/2008(ii)
Net asset value, beginning of period	$8.96	$7.25	$4.97	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.03)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	0.90	1.76	2.31	(4.98)
Total from investment operations	0.87	1.72	2.28	(5.03)
Distributions from net realized gains	(0.02)	(0.01)	—	—
Net asset value, end of period	$9.81	$8.96	$7.25	$4.97
Total return	9.65%	23.67%	45.88%	(50.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$75,485	$69,327	$1,476	$999
Ratio of gross expenses to average net assets	1.03%	1.11%	6.20%	4.60%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.12)%	(5.20)%	(3.60)%
Ratio of net expenses to average net assets	0.99%	0.99%	1.00%	1.00%
Ratio of net investment income to average net assets	(0.65)%	(0.57)%	(0.56)%	(0.64)%
Portfolio turnover rate	33.86%	65.55%	74.57%	77.82%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Small Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2011(i)	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$32.05	$25.58	$17.58	$33.32	$28.42	$23.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.13)	(0.19)	(0.13)	(0.17)	(0.21)	(0.16)
Net realized and unrealized gain (loss) on investments	3.00	6.66	8.13	(15.21)	5.11	4.90
Total from investment operations	2.87	6.47	8.00	(15.38)	4.90	4.74
Distributions from net realized gains	—	—	—	(0.36)	—	—
Net asset value, end of period	$34.92	$32.05	$25.58	$17.58	$33.32	$28.42
Total return	8.95%	25.29%	45.51%	(46.60)%	17.24%	20.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$546,979	$530,423	$326,880	$248,212	$558,654	$525,675
Ratio of gross expenses to average net assets	0.94%	0.95%	0.97%	0.92%	0.96%	0.93%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.94%	0.95%	0.97%	0.92%	0.96%	0.93%
Ratio of net investment income to average net assets	(0.74)%	(0.68)%	(0.61)%	(0.66)%	(0.66)%	(0.63)%
Portfolio turnover rate	31.50%	68.99%	86.65%	57.34%	65.96%	91.40%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

	Class S
	Six months ended 6/30/2011(i)	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$31.36	$25.11	$17.30	$32.86	$28.10	$23.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.17)	(0.25)	(0.17)	(0.23)	(0.29)	(0.23)
Net realized and unrealized gain (loss) on investments	2.94	6.50	7.98	(14.97)	5.05	4.86
Total from investment operations	2.77	6.25	7.81	(15.20)	4.76	4.63
Distributions from net realized gains	—	—	—	(0.36)	—	—
Net asset value, end of period	$34.13	$31.36	$25.11	$17.30	$32.86	$28.10
Total return	8.83%	24.94%	45.09%	(46.71)%	16.94%	19.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$59,079	$59,797	$54,863	$43,237	$95,327	$80,189
Ratio of gross expenses to average net assets	1.21%	1.22%	1.22%	1.17%	1.21%	1.18%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.21%	1.22%	1.22%	1.17%	1.21%	1.18%
Ratio of net investment income to average net assets	(1.01)%	(0.94)%	(0.86)%	(0.91)%	(0.91)%	(0.88)%
Portfolio turnover rate	31.50%	68.99%	86.65%	57.34%	65.96%	91.40%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Growth & Income Portfolio

	Class I-2
	Six months ended 6/30/2011(i)	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$10.25	$9.26	$7.20	$12.12	$11.09	$10.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.07	0.16	0.13	0.19	0.18	0.08
Net realized and unrealized gain (loss) on investments	0.57	0.97	2.13	(4.90)	0.94	0.86
Total from investment operations	0.64	1.13	2.26	(4.71)	1.12	0.94
Dividends from net investment income	(0.18)	(0.14)	(0.20)	(0.21)	(0.09)	(0.13)
Net asset value, end of period	$10.71	$10.25	$9.26	$7.20	$12.12	$11.09
Total return	6.21%	12.27%	32.17%	(39.47)%	10.13%	9.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$32,301	$32,935	$34,544	$29,516	$62,121	$68,106
Ratio of gross expenses to average net assets	0.99%	1.12%	0.94%	0.84%	0.72%	0.91%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.05)%	(0.05)%	(0.05)%	0.00%	0.00%
Ratio of net expenses to average net assets	0.94%	1.07%	0.89%	0.79%	0.72%	0.91%
Ratio of net investment income to average net assets	1.25%	1.72%	1.72%	1.86%	1.52%	0.77%
Portfolio turnover rate	61.48%	41.75%	62.00%	72.01%	83.10%	151.43%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Balanced Portfolio

	Class I-2
	Six months ended 6/30/2011(i)	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007	Year ended 12/31/2006
Net asset value, beginning of period	$11.61	$10.79	$8.64	$14.61	$14.11	$14.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.08	0.28	0.25	0.26	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.26	0.82	2.21	(4.35)	1.41	0.39
Total from investment operations	0.34	1.10	2.46	(4.09)	1.67	0.63
Dividends from net investment income	(0.32)	(0.28)	(0.31)	(0.33)	(0.31)	(0.22)
Distributions from net realized gains	—	—	—	(1.55)	(0.86)	(0.74)
Net asset value, end of period	$11.63	$11.61	$10.79	$8.64	$14.61	$14.11
Total return	2.95%	10.33%	29.25%	(31.76)%	12.37%	4.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$113,854	$119,804	$127,756	$118,759	$224,090	$254,579
Ratio of gross expenses to average net assets	0.92%	0.91%	0.89%	0.85%	0.84%	0.86%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	0.00%
Ratio of net expenses to average net assets	0.88%	0.87%	0.85%	0.81%	0.80%	0.86%
Ratio of net investment income to average net assets	1.37%	2.60%	2.60%	2.19%	1.79%	1.71%
Portfolio turnover rate	54.84%	69.30%	104.04%	76.32%	103.77%	288.73%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing seven series of shares of beneficial interest: the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios” and individually a “Portfolio”). The Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Portfolio’s investment objectives are capital appreciation and current income; and it also invests primarily in equity securities. The Alger Balanced Portfolio’s investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.

Each Portfolio offers Class I-2 shares and Class S shares except for the Alger Growth & Income Portfolio, Alger SMid Cap Growth Portfolio and Alger Balanced Portfolio which only offer Class I-2 shares.  Alger Balanced Portfolio discontinued offering Class S shares on October 1, 2010 and the Class was liquidated on November 23, 2010.  Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolios value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees. Investments of the Portfolios are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that a Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolios. Unobservable inputs are inputs that reflect the Portfolios’, own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 —  quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Portfolios’, own assumptions in determining the fair value of investments)

The Portfolios’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, a broker quote in an inactive market, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include derived prices from unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and short-term securities maturing in sixty days or less.  Such short-term securities are valued at amortized cost which approximates market value.

(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars.  Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. The Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

paid for purchasing options which expire are treated as realized losses. The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Portfolio Securities: Each Portfolio may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets. The Portfolios may earn fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The “current market value” of the loaned securities is determined at the close of business of the Portfolios and any required additional collateral is delivered to the Portfolios on the next business day. There were no securities on loan during the six months ended June 30, 2011.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolios on the ex-dividend date.

Dividends from net investment income are declared and paid annually. With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, premium/discount of debt securities, realized gain or loss from foreign currency transactions, and realized gains from redemptions in kind, if any. The reclassifications have no impact on the net asset values of the Portfolios and were designed to present the Portfolios’ capital accounts on a tax basis.

(h) Federal Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders.  Therefore, no federal income tax provision is required.  Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolios to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation.  The Portfolios file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. With the exception of Alger SMid Cap Growth Portfolio, the Portfolios’ open tax years are 2007-2010. Alger SMid Cap Growth Portfolio’s open tax years are 2008-2010.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a present a fair statement of results for the interim period.  All such adjustments are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement and Administration Agreement with Fred Alger Management, Inc. (“Alger Management” or “Manager”), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

	Advisory Fee	Administration Fee
Alger Capital Appreciation Portfolio	.810%	.0275%
Alger Large Cap Growth Portfolio	.710	.0275
Alger Mid Cap Growth Portfolio	.760	.0275
Alger SMid Cap Growth	.810	.0275
Alger Small Cap Growth Portfolio	.810	.0275
Alger Growth & Income Portfolio	.585	.0275
Alger Balanced Portfolio	.710	.0275

As part of a settlement with the New York State Attorney General dated October 11, 2006, Alger Management has agreed to reduce its advisory fees listed above to 0.67% for the Alger Balanced Portfolio, 0.535% for the Alger Growth & Income Portfolio and

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

0.775% for the Alger Capital Appreciation Portfolio for the period from December 1, 2006 through November 30, 2011.

Alger Management has voluntarily established an expense cap for the Alger SMid Cap Growth Portfolio. Alger Management will reimburse the Alger SMid Cap Growth Portfolio if annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed 0.99% of the daily average net assets through April 30, 2012. For the six months ended June 30, 2011, Alger Management reimbursed management fees of the Alger SMid Cap Growth Portfolio totaling $16,568.

(b) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

(c) Brokerage Commissions: During the six months ended June 30 2011, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio paid Alger Inc. $130,424, $109,654, $125,423, $21,842, $178,087, $25,275 and $27,194, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc. the transfer agent, and other related services. The Portfolios compensate Alger Management at the annual rate of 0.01% of the average daily net assets for these services.  For the six months ended June 30, 2011, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio incurred fees of $15,410, $17,787, $8,699, $3,724, $30,348, $1,652, and $5,866, respectively, for these services, which are included in transfer agent fees and expenses in the Statement of Operations.

(e) Trustee Fees: Each Portfolio pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Interfund Loans: The Portfolios, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Portfolio may

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

lend uninvested cash in an amount up to 15% of its net assets to other Portfolios, and each Portfolio may borrow in an amount up to 10% of its net assets from other Portfolios. If a Portfolio has borrowed from other Portfolios and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, such Portfolio will secure all of its loans from other Portfolios. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolios.

During the six months ended June 30, 2011, Alger Mid Cap Growth Portfolio incurred interest expense of $18 in connection with interfund loans.

(g) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government and short-term securities, for the six months ended June 30, 2011, were as follows:

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$218,747,310	$225,808,105
Alger Large Cap Growth Portfolio	114,804,637	141,585,409
Alger Mid Cap Growth Portfolio	177,659,340	180,947,397
Alger SMid Cap Growth Portfolio	24,831,059	26,910,750
Alger Small Cap Growth Portfolio	188,298,390	227,244,883
Alger Growth & Income Portfolio	20,377,397	23,017,148
Alger Balanced Portfolio	59,575,830	68,008,814

Written call and put options activity for the six months ended June 30, 2011, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Call Options outstanding at December 31, 2010	91	$63,425
Call Options written	796	114,058
Call Options closed	66	6,570
Call Options expired	534	132,248
Call Options exercised	—	—
Call Options outstanding at June 30, 2011	287	$38,665

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Put Options outstanding at December 31, 2010	—	$—
Put Options written	2,878	375,641
Put Options closed	2,814	356,994
Put Options expired	16	3,131
Put Options exercised	—	—
Put Options outstanding at June 30, 2011	48	$15,516

As of June 30, 2011, Alger Mid Cap Growth Portfolio had portfolio securities valued at $1,018,685 segregated as collateral for written options.

NOTE 5 — Borrowing:

The Portfolios may borrow from their custodian on an uncommitted basis. Each Portfolio  pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Portfolios may also borrow from other portfolios advised by Alger Management, as discussed in Note 3 (f).  For the six months ended June 30, 2011, the Portfolios had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Mid Cap Growth Portfolio	$7,084	1.68%
Alger Growth & Income Portfolio	21,997	2.26

The highest amount borrowed during the six months ended June 30, 2011 for each Portfolio was as follows:

HIGHEST BORROWING
Alger Mid Cap Growth Portfolio	$606,100
Alger Growth & Income Portfolio	149,834

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class.  During the six months ended June 30, 2011 and the year ended December 31, 2010, transactions of shares of beneficial interest were as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED JUNE 30, 2011		FOR THE YEAR ENDED DECEMBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	535,736	$29,400,733	1,334,855	$62,669,328
Dividends reinvested	5,448	309,449	21,423	1,008,170
Shares redeemed	(670,556)	(36,638,212)	(1,340,201)	(61,843,565)
Net increase (decrease)	(129,372)	$(6,928,030)	16,077	$1,833,933
Class S:
Shares sold	19,268	$1,045,483	44,732	$2,044,736
Dividends reinvested	—	—	597	27,573
Shares redeemed	(36,813)	(1,975,306)	(90,962)	(4,090,269)
Net decrease	(17,545)	$(929,823)	(45,633)	$(2,017,960)

Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	284,228	$12,912,995	634,368	$25,008,515
Dividends reinvested	71,507	3,310,037	61,941	2,490,642
Shares redeemed	(792,460)	(36,063,791)	(1,800,054)	(70,811,554)
Net decrease	(436,725)	$(19,840,759)	(1,103,745)	$(43,312,397)
Class S:
Shares sold	2,163	$98,191	8,619	$339,386
Dividends reinvested	926	42,443	1,101	43,820
Shares redeemed	(21,381)	(960,572)	(58,425)	(2,305,844)
Net decrease	(18,292)	$(819,938)	(48,705)	$(1,922,638)

Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	1,103,974	$15,071,264	2,286,101	$25,392,868
Dividends reinvested	36,337	505,447	—	—
Shares redeemed	(1,898,845)	(25,773,028)	(6,981,892)	(78,567,430)
Net decrease	(758,534)	$(10,196,317)	(4,695,791)	$(53,174,562)
Class S:
Shares sold	36,934	$489,434	41,561	$437,871
Shares redeemed	(83,491)	(1,094,682)	(244,711)	(2,611,329)
Net decrease	(46,557)	$(605,248)	(203,150)	$(2,173,458)

Alger SMid Cap Growth Portfolio
Class I-2:
Shares sold	664,229	$6,274,792	8,371,231	$62,366,972
Dividends reinvested	12,057	120,931	5,595	50,582
Shares redeemed	(714,666)	(6,761,502)	(844,279)	(6,912,412)
Net increase (decrease)	(38,380)	$(365,779)	7,532,547	$55,505,142

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED JUNE 30, 2011		FOR THE YEAR ENDED DECEMBER 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Portfolio
Class I-2:
Shares sold	823,108	$28,216,174	6,711,956	$180,700,221
Shares redeemed	(1,710,859)	(57,899,774)	(2,936,871)	(80,608,616)
Net increase (decrease)	(887,751)	$(29,683,600)	3,775,085	$100,091,605
Class S:
Shares sold	4,602	$151,723	15,699	$420,607
Shares redeemed	(180,164)	(5,990,414)	(294,340)	(7,944,302)
Net decrease	(175,562)	$(5,838,691)	(278,641)	$(7,523,695)

Alger Growth & Income Portfolio
Class I-2:
Shares sold	187,608	$2,008,021	550,668	$5,117,747
Dividends reinvested	50,160	545,736	50,119	475,630
Shares redeemed	(432,630)	(4,631,887)	(1,118,935)	(10,395,930)
Net decrease	(194,862)	$(2,078,130)	(518,148)	$(4,802,553)

Alger Balanced Portfolio
Class I-2:
Shares sold	221,848	$2,619,720	594,492	$6,504,085
Dividends reinvested	270,942	3,172,728	285,275	3,115,203
Shares redeemed	(1,029,640)	(12,148,865)	(2,397,137)	(26,170,311)
Net decrease	(536,850)	$(6,356,417)	(1,517,370)	$(16,551,023)
Class S:
Shares sold	—	$—	56	$698
Dividends reinvested	—	—	454	5,390
Shares redeemed	—	—	(24,051)	(282,186)
Net decrease	—	$—	(23,541)	$(276,098)

During the year ended December 31, 2010, shares sold for the Class I-2 shares of Alger SMid Cap Growth Portfolio and Small Cap Growth Portfolio include a subscription-in-kind of 7,417,029 and 1,500,239 valued at $54,811,845 and $38,781,182, respectively.

NOTE 7 — Income Tax Information:

At December 31, 2010, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Expiration Dates	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio
2011	—	$31,134,918	—	—
2016	$29,672,544	32,243,835	$32,553,636	$191,023
2017	21,764,876	50,004,808	52,743,376	245,028
Total	51,437,420	113,383,561	85,297,012	436,051

Expiration Dates	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio
2011	—	$5,270,882	—
2016	—	3,684,992	$4,137,651
2017	$9,616,693	5,947,315	23,783,661
2018	—	440,961	—
Total	9,616,693	15,344,150	27,921,312

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the portfolio’s next taxable year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios on or after January 1, 2011 will not be subject to expiration.  In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Portfolio’s Schedule of Investments.  The following is a summary of the inputs used as of June 30, 2011 in valuing the Portfolios’ investments carried at fair value.

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$45,998,781	$45,998,781	—	—
Consumer Staples	16,739,989	16,739,989	—	—
Energy	31,616,804	31,616,804	—	—
Financials	14,573,328	14,573,328	—	—
Health Care	34,860,744	34,860,744	—	—
Industrials	51,383,300	51,383,300	—	—
Information Technology	84,867,514	84,867,514	—	—
Materials	16,615,747	16,615,747	—	—
Telecommunication Services	1,782,792	1,782,792	—	—
TOTAL COMMON STOCKS	$298,438,999	$298,438,999	—	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE CORPORATE BONDS
Materials	$303,875	—	$303,875	—
CONVERTIBLE PREFERRED STOCK
Health Care	$903,385	—	—	$903,385
TOTAL INVESTMENTS IN SECURITIES	$299,646,259	$298,438,999	$303,875	$903,385

Alger Large Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$44,113,861	$44,113,861	—	—
Consumer Staples	23,844,671	23,844,671	—	—
Energy	39,575,756	39,575,756	—	—
Financials	19,342,974	19,342,974	—	—
Health Care	29,901,862	29,901,862	—	—
Industrials	43,368,952	43,368,952	—	—
Information Technology	105,802,389	105,802,389	—	—
Materials	18,396,004	18,396,004	—	—
Telecommunication Services	3,558,440	3,558,440	—	—
TOTAL COMMON STOCKS	$327,904,909	$327,904,909	—	—
TOTAL INVESTMENTS IN SECURITIES	$327,904,909	$327,904,909	—	—

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$26,199,607	$23,175,410	$3,024,197	—
Consumer Staples	8,370,592	8,370,592	—	—
Energy	18,822,997	18,822,997	—	—
Financials	10,292,624	10,292,624	—	—
Health Care	15,920,483	15,920,483	—	—
Industrials	31,417,878	31,417,878	—	—
Information Technology	40,813,707	40,813,707	—	—
Materials	10,943,996	10,943,996	—	—
TOTAL COMMON STOCKS	$162,781,884	$159,757,687	$3,024,197	—
CONVERTIBLE PREFERRED STOCK
Health Care	$2,348,853	—	—	$2,348,853
TOTAL INVESTMENTS IN SECURITIES	$165,130,737	$159,757,687	$3,024,197	$2,348,853
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$39,212	$39,212	—	—
Industrials	$4,960	$4,960	—	—
TOTAL SECURITIES SOLD SHORT	$44,172	$44,172	—	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger SMid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$11,010,614	$11,010,614	—	—
Consumer Staples	2,280,830	2,280,830	—	—
Energy	5,658,989	5,658,989	—	—
Financials	3,641,278	3,641,278	—	—
Health Care	10,065,894	10,065,894	—	—
Industrials	15,518,778	15,518,778	—	—
Information Technology	18,432,968	18,432,968	—	—
Materials	4,972,890	4,972,890	—	—
Telecommunication Services	1,232,501	1,232,501	—	—
Utilities	828,944	828,944	—	—
TOTAL COMMON STOCKS	$73,643,686	$73,643,686	—	—
TOTAL INVESTMENTS IN SECURITIES	$73,643,686	$73,643,686	—	—

Alger Small Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$109,529,126	$109,529,126	—	—
Consumer Staples	14,454,062	14,454,062	—	—
Energy	42,338,417	42,338,417	—	—
Financials	25,750,633	25,750,633	—	—
Health Care	110,572,215	110,572,215	—	—
Industrials	102,327,866	102,327,866	—	—
Information Technology	137,708,515	137,708,515	—	—
Materials	31,136,007	31,136,007	—	—
Utilities	7,155,469	7,155,469	—	—
TOTAL COMMON STOCKS	$580,972,310	$580,972,310	—	—
TOTAL INVESTMENTS IN SECURITIES	$580,972,310	$580,972,310	—	—

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,186,054	$3,186,054	—	—
Consumer Staples	3,968,218	3,968,218	—	—
Energy	4,574,439	4,574,439	—	—
Financials	4,263,871	4,263,871	—	—
Health Care	2,727,163	2,727,163	—	—
Industrials	3,476,131	3,476,131	—	—
Information Technology	5,808,798	5,808,798	—	—
Materials	1,729,362	1,729,362	—	—
Telecommunication Services	1,489,099	1,489,099	—	—
Utilities	846,399	846,399	—	—
TOTAL COMMON STOCKS	$32,069,534	$32,069,534	—	—
TOTAL INVESTMENTS IN SECURITIES	$32,069,534	$32,069,534	—	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$8,373,087	$8,373,087	—	—
Consumer Staples	4,153,306	4,153,306	—	—
Energy	7,985,033	7,985,033	—	—
Financials	5,355,852	5,025,059	330,793	—
Health Care	6,201,882	6,201,882	—	—
Industrials	7,749,201	7,749,201	—	—
Information Technology	19,147,164	19,012,430	134,734	—
Materials	3,558,556	3,558,556	—	—
Telecommunication Services	480,005	480,005	—	—
TOTAL COMMON STOCKS	$63,004,086	$62,538,559	$465,527	—
CORPORATE BONDS
Consumer Discretionary	$2,013,598	—	$2,013,598	—
Consumer Staples	4,096,968	—	4,096,968	—
Energy	4,132,500	—	4,132,500	—
Financials	4,159,764	—	4,159,764	—
Health Care	4,138,717	—	4,138,717	—
Industrials	4,222,887	—	4,222,887	—
Information Technology	7,670,691	—	7,670,691	—
Telecommunication Services	2,065,613	—	2,065,613	—
TOTAL CORPORATE BONDS	$32,500,738	—	$32,500,738	—
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
U.S. Treasury Notes	$10,531,345	—	$10,531,345	—
TOTAL INVESTMENTS IN SECURITIES	$108,140,866	$62,538,559	$45,602,307	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Capital Appreciation Portfolio	Convertible Preferred Stock
Opening balance at January 1, 2011	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	903,385
Issuances	—
Sales	—
Settlements	—
Closing balance at June 30, 2011	903,385
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at June 30, 2011	$—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Mid Cap Growth Portfolio	Convertible Preferred Stock
Opening balance at January 1, 2011	$1,260,003
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	1,088,850
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at June 30, 2011	2,348,853
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at June 30, 2011	$1,088,850

For the six months ended June 30, 2011, the Alger Mid Cap Growth Portfolio transferred securities totaling $3,024,197 from Level 1 to Level 2, utilizing fair value adjusted prices rather than exchange listed prices.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Portfolios may enter into forward currency contracts. Additionally, each Portfolio may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Portfolio could be exposed to foreign currency fluctuations.

Options—The Portfolios seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolios invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Portfolios purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Portfolios

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Portfolios will write covered call and cash secured put options to generate cash flows while reducing the volatility of the portfolio.  The cash flows may be an important source of the Portfolios’ return, although written call options may reduce the Portfolios’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolios with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the six months ended June 30, 2011, written equity and index put options were used in accordance with this objective.

The fair values of derivative instruments as of June 30, 2011 are as follows:

Alger Mid Cap Growth Portfolio

	ASSET DERIVATIVES 2011		LIABILITY DERIVATIVES 2011
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Written Put Options	—	—	Written options outstanding, at value	$11,232
Written Call Options	—	—	Written options outstanding, at value	32,940
Total		—		$44,172

For the six months ended June 30, 2011, the Alger Mid Cap Growth Portfolio had option purchases of $1,663,500 and option sales of $1,100,125.  The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2011 is as follows:

Net realized gain on investments and options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(900,372)
Written Options	282,815
Total	$(617,557)

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Net change in unrealized appreciation (depreciation) on investments, options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$502,412
Written Options	10,009
Total	$512,421

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the “Alger Mutual Funds”), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits, including all claims against Alger Mutual Funds and their independent trustees, were dismissed by the court, the Alger-related class and derivative suits were settled.  A Final Judgment and Order approving the settlement was entered on October 25, 2010.  No appeals from the Final Judgment and Order were filed within the allotted time limit. The settlement was paid by insurance, and had no financial impact on the Alger Mutual Funds.

NOTE 11 — Recent Accounting Pronouncements:

In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011 and interim periods within those fiscal years. Management is

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

evaluating the impact of this guidance on the Portfolio’s financial statements and disclosures.

NOTE 12 — Subsequent Events:

Management of each Portfolio has evaluated events that have occurred subsequent to June 30, 2011.  No such events have been identified which require recognition and disclosure.

THE ALGER PORTFOLIOS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2011 and ending June 30, 2011.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Six Months Ended June 30, 2011(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended June 30, 2011(b)
Alger Capital Appreciation Portfolio
Class I-2	Actual	$1,000.00	$1,072.21	$4.76	0.93%
	Hypothetical(c)	1,000.00	1,020.20	4.64	0.93
Class S	Actual	1,000.00	1,070.53	6.48	1.26
	Hypothetical(c)	1,000.00	1,018.54	6.32	1.26

		Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Six Months Ended June 30, 2011(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended June 30, 2011(b)
Alger Large Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,055.22	$4.27	0.84%
	Hypothetical(c)	1,000.00	1,020.64	4.19	0.84
Class S	Actual	1,000.00	1,053.22	6.20	1.22
	Hypothetical(c)	1,000.00	1,018.75	6.10	1.22

Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,080.88	$4.94	0.96
	Hypothetical(c)	1,000.00	1,020.05	4.79	0.96
Class S	Actual	1,000.00	1,079.42	6.81	1.32
	Hypothetical(c)	1,000.00	1,018.24	6.61	1.32

Alger SMid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,096.54	$5.15	0.99
	Hypothetical(c)	1,000.00	1,019.88	4.96	0.99

Alger Small Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,089.55	$4.86	0.94
	Hypothetical(c)	1,000.00	1,020.14	4.70	0.94
Class S	Actual	1,000.00	1,088.33	6.25	1.21
	Hypothetical(c)	1,000.00	1,018.81	6.04	1.21

Alger Growth & Income Portfolio
Class I-2	Actual	$1,000.00	$1,062.12	$4.79	0.94
	Hypothetical(c)	1,000.00	1,020.15	4.70	0.94

Alger Balanced Portfolio
Class I-2	Actual	$1,000.00	$1,029.49	$4.44	0.88
	Hypothetical(c)	1,000.00	1,020.42	4.42	0.88

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Privacy Policy

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number
• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:
• open an account or perform transactions
• seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings

The Portfolios’ most recent month end portfolio holdings are available approximately sixty days after month end on the Fund’s website at www.alger.com. The Portfolios also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

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THE ALGER PORTFOLIOS

111 Fifth Avenue

New York, NY 10003

(800) 992-3862

www.alger.com

Investment Advisor

Fred Alger Management, Inc.

111 Fifth Avenue

New York, NY 10003

Distributor

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger American Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

APSAR

ITEM 2.  Code of Ethics.

Not applicable.

ITEM 3.  Audit Committee Financial Expert.

Not applicable.

ITEM 4.  Principal Accountant Fees and Services.

Not applicable.

ITEM 5.  Audit Committee of Listed Registrants.

Not applicable.

ITEM 6.  Investments.

Not applicable.

ITEM 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

By:	/s/Dan C. Chung
Dan C. Chung
President

Date:  August 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung
Dan C. Chung
President

Date: August 4, 2011

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date: August 4, 2011